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                                                                   Exhibit 10.18



                          WERNER HOLDING CO. (DE), INC.
                             EMPLOYEE SAVINGS PLAN

                           EFFECTIVE JANUARY 1, 1991



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                                    CONTENTS

                                                                         Page

                INTRODUCTION                                               v

ARTICLE    I    DEFINITIONS                                                1

ARTICLE   II    ELIGIBILITY AND PARTICIPATION

        2.01    Eligibility                                                9
        2.02    Termination and Reemployment                              10

ARTICLE  III    SERVICE

        3.01    Definitions                                               11
        3.02    Applicable Computation Period                             13

ARTICLE   IV    CONTRIBUTIONS

        4.01    Company Matching Contributions                            15
        4.02    Salary Reduction Contributions                            15
        4.03    Voluntary Employee Contributions                          25
        4.04    Company Contribution                                      26

ARTICLE    V    ALLOCATIONS, ACCOUNTING, AND ADJUSTMENTS

        5.01    Composition of Trust Fund                                 28
        5.02    Allocation of Earnings to Accounts                        28
        5.03    Timing of Allocation of Company Contributions
                  and Company Matching Contributions                      28
        5.04    Allocation of Other Contributions                         29
        5.05    Maximum Annual Additions                                  29
        5.06    Participation in Defined Benefit Plan                     33
        5.07    Allocation of Company Contributions and
                  Company Matching Contributions                          35
        5.08    Participant Election of Investment Funds                  42



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                                    CONTENTS
                                  (continued)
                                                                         Page
ARTICLE   VI    VESTING

        6.01    Company Contribution Account                              44
        6.02    Termination of Employment                                 44
        6.03    Effect of Breaks in Service                               46
        6.04    Salary Reduction Contribution Account and
                  Voluntary Employee Contribution Account                 46

ARTICLE VII     TIME AND METHOD OF PAYMENT

        7.01    Manner of Payment                                         47
        7.02    Optional Forms of Payment                                 48
        7.03    Time of Payment                                           51
        7.04    Payments to Beneficiaries                                 52
        7.05    Distribution of Unallocated Contributions                 58
        7.06    Certain Retroactive Payments                              58

ARTICLE VIII    LOANS AND OTHER WITHDRAWALS

        8.01    Availability of Loans                                     59
        8.02    Multiple Loans Prohibited                                 63
        8.03    Hardship Withdrawal                                       63
        8.04    Withdrawals After Age Fifty-Nine and
                  One-Half (59 1/2)                                       66
        8.05    Voluntary Employee Contributions                          66
        8.06    Spousal Consent to Withdrawals                            66

ARTICLE   IX    ROLLOVERS AND TRANSFERS

        9.01    Rollovers                                                 68
        9.02    Transfers                                                 69
        9.03    Rollover Account                                          69




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                                    CONTENTS
                                  (continued)

                                                                         Page
ARTICLE     X   TOP-HEAVY PROVISIONS

        10.01   Effective Date                                            70
        10.02   Definitions                                               70
        10.03   Special Code Section 415 Limitations                      75
        10.04   Minimum Allocation Requirements                           75
        10.05   Minimum Vesting Requirements                              76

ARTICLE    XI   MANAGEMENT OF FUNDS

        11.01   Appointment of Trustee                                    78
        11.02   Assets of Trust                                           78
        11.03   Reversion of Company Contributions                        78

ARTICLE   XII   ADMINISTRATION OF PLAN

        12.01   Plan Administrator                                        80
        12.02   Rights, Powers, and Duties of Plan Administrator          80
        12.03   Exercise of Plan Administrator's Duties                   82
        12.04   Indemnification of Fiduciaries                            82
        12.05   Compensation                                              83

ARTICLE  XIII   CLAIMS PROCEDURES

        13.01   Claims Review                                             84
        13.02   Appeals Procedure                                         85

ARTICLE   XIV   AMENDMENT AND TERMINATION

        14.01   Termination                                               86
        14.02   Right to Amend, Modify, Change, or Revise Plan            87
        14.03   Merger and Consolidation of Plan; Transfer
                  of Plan Assets                                          88




                                      iii

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                                    CONTENTS
                                  (continued)


                                                                         Page

ARTICLE    XV   MISCELLANEOUS

        15.01   No Contract of Employment                                 89
        15.02   Restrictions Upon Assignments and Creditors'
                  Claims                                                  89
        15.03   Restriction of Claims Against Trust                       90
        15.04   Benefits Payable by Trust                                 90
        15.05   Successor to Company                                      90
        15.06   Applicable Law                                            90
        15.07   Data                                                      91
        15.08   Internal Revenue Service Approval                         91





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                         WERNER HOLDING CO. (DE), INC.
                             EMPLOYEE SAVINGS PLAN



Effective August 1, 1987, R. D. Werner Co., Inc. (hereinafter referred to as the "Sponsoring Company"), a corporation organized and existing under the laws of the State of Pennsylvania, adopted the R. D. Werner Co., Inc. Salaried Employees Savings Plan. Effective December 31, 1989, the name of the R. D. Werner Co., Inc. Salaried Employees Savings Plan was changed to the Werner Holding Co. (DE), Inc. Salaried Employees Savings Plan.


Effective December 31, 1989, Florida Ladder Company, Gold Medal Ladder Co., Manufacturers Indemnity and Insurance Company of America, Kentucky Ladder Company, and Werner Management Inc. adopted the Werner Holding Co. (DE), Inc. Salaried Employees Savings Plan and assets relating to salaried employees from prior plans were transferred to the Werner Holding Co. (DE), Inc. Salaried Employees Savings Plan.


Effective January 2, 1990, Phoenix Management Services, Inc. adopted the Werner Holding Co. (DE), Inc. Salaried Employees Savings Plan.


Effective June 1, 1987, the Sponsoring Company adopted the R. D. Werner Co., Inc. Employees Savings Plan For Employees Covered Under the USWA Local 3713, Greenville, Pennsylvania, Collective Bargaining Agreement (the "Local 3713 Plan").


Effective October 1, 1987, the Sponsoring Company adopted the R. D. Werner Co., Inc. Employees Savings Plan For Employees Covered Under IAM & AW Local 2032 Collective Bargaining Agreement (the "Local 2032 Plan").


Effective October 1, 1987, the Sponsoring Company adopted the R. D. Werner Co., Inc. Employees Savings Plan For Employees Covered Under Teamsters Local 261 Collective Bargaining Agreement (the "Local 261 Plan").



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Effective June 30, 1989, the Sponsoring Company adopted the R. D. Werner Co.,
Inc. Employee Savings Plan For Employees Covered Under the S.M.W. Local 170, Bell, California, Collective Bargaining Agreement (the "Local 170 Bell Plan").


Effective November 30, 1989, the Sponsoring Company adopted the R. D. Werner Co., Inc. Anniston Division Hourly Employee 401(k) Plan (the "Anniston Plan").


Effective August 1, 1987, Florida Ladder Company adopted the Florida Ladder Company Employee Savings Plan (the "Florida Ladder Plan").


Effective September 1, 1989, Kentucky Ladder Company adopted the Kentucky Ladder Company Hourly Employee 401(k) Pension Plan (the "Kentucky Ladder Plan").


Effective August 1, 1987, Gold Medal Ladder Co. adopted the Gold Medal Ladder Co. Employee Savings Plan (the "Gold Medal Ladder Plan").


Effective January 1, 1991, Werner Holding Co. (DE), Inc. hereby adopts the Werner Holding Co. (DE), Inc. Employee Savings Plan (the "Plan") and the assets of the Werner Holding Co. (DE), Inc. Salaried Employees Savings Plan are transferred to and merged with the Plan.


Effective January 1, 1991, R. D. Werner Co., Inc., Florida Ladder Company, Gold Medal Ladder Co., Manufacturers Indemnity and Insurance Company of America, Kentucky Ladder Company, Werner Management Inc., and Phoenix Management Services, Inc. adopt the Werner Holding Co. (DE), Inc. Employee Savings Plan.


Effective January 1, 1991, the assets of the Local 3713 Plan, the Local 2032 Plan, the Local 261 Plan, the Local 170 Bell Plan, the Anniston Plan, the Florida Ladder Plan, the Gold Medal Ladder Plan, and the Kentucky Ladder Plan are transferred to and merged with the Werner Holding Co. (DE), Inc. Employee Savings Plan.


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                                   ARTICLE I

                                  DEFINITIONS



Whenever used herein with the initial letter capitalized, words and phrases shall have the meanings stated below unless a different meaning is plainly required by context. For purposes of construction of this Plan, the masculine term shall include the feminine and the singular shall include the plural in all cases in which they could thus be applied.


ACCOUNT(S) means the separate Account or Accounts which are maintained for the benefit of each Participant.


ACCOUNT BALANCE(S) means, for each Participant, the total balance standing to his Account or Accounts under the date of reference determined in accordance with valuation procedures described in Section 5.02.


AFFILIATE means any corporation or other business entity which is included in a controlled group of corporations within which the Company is also included, as provided in Section 414(b) of the Code (as modified, for purposes of Sections
5.05 and 5.06 of the Plan, by Section 415(h) of the Code); or which is a trade or business under common control with the Company, as provided in Section 414(c) of the Code (as modified, for purposes of Sections 5.05 and 5.06 of the Plan, by Section 415(h) of the Code); or which constitutes a member of an affiliated service group within which the Company is also included, as provided in Section 414(m) of the Code; or which is required to be aggregated with the Company pursuant to regulations issued under Section 414(0) of the Code.


ALTERNATE PAYEE means any spouse, former spouse, child, or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all or a portion of a Participant's benefits payable under the Plan.



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ANNISTON DIVISION means the Anniston division of R. D. Werner Co., Inc.


ANNUITY STARTING DATE means the first day of the first period for which a benefit is payable.


APPROVED ABSENCE means an absence from work approved by the Participating Employer under uniform rules and conditions for all Employees, and shall include a military leave.


BENEFICIARY means the person or persons or other entity designated by a Participant to receive any benefits under the Plan which may be due upon the Participant's death.


BREAK IN SERVICE means an interruption in service as defined in Section 3.01.


CODE means the Internal Revenue Code of 1986, as amended from time to time.


COMPANY means Werner Holding Co. (DE), Inc.


COMPANY CONTRIBUTION ACCOUNT means the separate Account which shall be maintained by the Trustee for each Participant to reflect all Company Contributions and all Company Matching Contributions made on behalf of such Participant and any earnings thereon.


COMPANY CONTRIBUTIONS means the amount the Participating Employer may pay to the Trust on behalf of each Participant for each Plan Year, as set forth in Section
4.04 of the Plan.


COMPANY MATCHING CONTRIBUTIONS means the amount the Participating Employer may pay to the Trust on behalf of a Nonunion Employee Participant for each Plan Year, as set forth in Section 4.01 of the Plan.


COMPENSATION means the total amount of cash compensation paid to or accrued for an Employee by the Participating Employer in a Plan Year for Federal


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income tax purposes, including commissions, bonuses, overtime, and amounts deferred under a salary reduction agreement pursuant to Section 401(k) or
Section 125 of the Code, but excluding any other extraordinary remuneration. If an Employee becomes a Participant during a Plan Year, his Compensation in such Plan Year, for purposes of determining the amount of the Company Contributions contributed on his behalf pursuant to Section 4.04 of the Plan, shall be his Compensation for the full Plan Year multiplied by a fraction, the numerator of which shall be his months of Plan participation and the denominator of which shall be twelve (12). For all other purposes, if an Employee becomes a Participant during a Plan Year, his Compensation shall be his Compensation for the full Plan Year. Effective for Plan Years beginning January 1, 1989 and thereafter, Compensation in excess of two hundred thousand dollars ($200,000) (or such other amount as may be established by the Secretary of the Treasury) shall be disregarded.


DOMESTIC RELATIONS ORDER means any judgment, decree, or order (including approval of a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to an Alternate Payee and is made pursuant to a state domestic relations law, including a community property law.


EARLY RETIREMENT AGE means the age at which the Participant terminates his employment on or after he completes five (5) Years of Service and has attained age fifty-five (55).


EFFECTIVE DATE means January 1, 1991.


EMPLOYEE means a person employed by the Company or any Affiliate and shall include any leased employee deemed to be an Employee as provided in Section 414(n) of the Code.


ENTRY DATE means the first day of the month coincident with or next following fulfilling the eligibility requirements of Section 2.01.



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FORFEITURE means the portion of a Participant's Company Contribution Account to which he is not entitled, as determined under Section 6.02.


HOUR OF SERVICE means:


     (a) Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Participating Employer, the Company, or an Affiliate. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and


     (b) Each hour for which an Employee is paid or entitled to payment by the Participating Employer, the Company, or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or Approved Absence. No more than five hundred one (501) Hours of Service shall be credited under this paragraph (b) for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service under this paragraph (b) shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference; and


     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Participating Employer, the Company, or an Affiliate. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award, agreement, or payment pertains rather than the computation period in which the award, agreement, or payment is made.


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     (d) In the event that records are not kept which accurately reflect the number of hours worked, an Employee will be credited with forty-five
         (45) Hours of Service for each week in which he would be credited with at least one (1) Hour of Service.


LIFE ANNUITY means an annuity for the life of the Participant which is the actuarial equivalent of the Participant's vested Account Balance.


LIMITATION YEAR means the Plan Year.


NONUNION EMPLOYEE means an Employee who is not a Union Employee.


NORMAL RETIREMENT AGE means a Participant's sixty-fifth birthday.


PARTICIPANT means an Employee who fulfills the eligibility requirements as provided in Article II and who continues to qualify as a Participant.


PARTICIPATING EMPLOYER means the Company and any Affiliate which adopts this Plan with the approval of the Company.


PLAN means the Werner Holding Co. (DE), Inc. Employee Savings Plan.


PLAN ADMINISTRATOR means the Company, which shall serve pursuant to the terms of
Article XII.


PLAN YEAR means the twelve (12) month period which begins on January 1 and which ends on December 31.


PRIOR PLAN means any of the following plans:


     (a) The Werner Holding Co. (DE), Inc. Salaried Employees Savings Plan;





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     (b) The R. D. Werner Co., Inc. Employees Savings Plan For Employees Covered
         Under the USWA Local 3713, Greenville, Pennsylvania, Collective Bargaining Agreement;


     (c) The R. D. Werner Co., Inc. Employees Savings Plan For Employees Covered Under IAM & AW Local 2032 Collective Bargaining Agreement;


     (d) The R. D. Werner Co., Inc. Employees Savings Plan For Employees Covered Under Teamsters Local 261 Collective Bargaining Agreement;


     (e) The R. D. Werner Co., Inc. Employees Savings Plan For Employees Covered Under the S.M.W. Local 170, Bell, California, Collective Bargaining Agreement;


     (f) The R. D. Werner Co., Inc., Anniston Division Hourly Employee 401(k) Plan;


     (g) The Kentucky Ladder Company Hourly Employee 401(k) Pension Plan;


     (h) The Florida Ladder Company Employees Savings Plan; and


     (i) The Gold Medal Ladder Co. Employee Savings Plan.


QUALIFIED DOMESTIC RELATIONS ORDER means any Domestic Relations Order that creates, recognizes, or assigns to an Alternate Payee the right to receive all or a portion of a Participant's benefits payable hereunder and meets the requirements of Section 414(p) of the Code.


QUALIFIED JOINT AND SURVIVOR ANNUITY means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's surviving spouse equal to fifty percent (50%) of the amount of the annuity which


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is payable during the joint lives of the Participant and his surviving spouse.
The Qualified Joint and Survivor Annuity shall be the actuarial equivalent of the Participant's vested Account Balance.


QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY means an annuity for the life of the surviving spouse of the Participant which is the actuarial equivalent of the Participant's vested Account Balance.


ROLLOVER ACCOUNT means the separate Account which shall be maintained for a Participant or Employee to reflect any Rollover Contributions made by the Participant or Employee, and any earnings thereon.


ROLLOVER CONTRIBUTIONS means the contributions made by a Participant or Employee, as set forth in Section 9.01 of the Plan.


SALARY REDUCTION CONTRIBUTION ACCOUNT means the separate Account maintained for each Participant who elects a salary reduction pursuant to Section 4.02 of the Plan to reflect all of his Salary Reduction Contributions and any earnings thereon.


SALARY REDUCTION CONTRIBUTIONS means the contributions made by the Participating Employer that are attributable to the reduction in salary a Participant agrees to accept from the Participating Employer each Plan Year, as set forth in
Section 4.02 of the Plan.


TOTAL AND PERMANENT DISABILITY means a Participant is unable for physical or mental reasons for the foreseeable future to perform his normal work for the Participating Employer or any other work for which he is qualified by reason of education, training, or experience, as determined by a competent physician chosen by the Plan Administrator or upon adjudication by the Social Security Administration that the Participant is disabled within the meaning of the Social Security Act. Uniform standards shall apply to Participants in similar conditions.



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TRUST AGREEMENT or TRUST means, respectively, the trust agreement establishing the Werner Holding Co. (DE), Inc. Employee Savings Trust, as amended from time to time, and the trust established thereunder.


TRUST FUND means all cash, securities, real estate, or any other property held by the Trustee pursuant to the terms of the Trust Agreement, together with income therefrom.


TRUSTEE means the person, persons, or entity appointed by the Company as provided under Section 11.01 of the Plan to act as Trustee of the Trust.


UNION EMPLOYEE means an Employee who is a member of the USWA Local 3713, the IAM & AW Local 2032, the Teamsters Local 261, the S.M.W. Local 170, or the

Textile Processors Service Trades, Health Care, Professional and Technical Employees International Union #218 (FLC).


VALUATION DATE means each day of the Plan Year.


VOLUNTARY EMPLOYEE CONTRIBUTION ACCOUNT means the separate Account maintained for each Participant who elects to make a Voluntary Employee Contribution pursuant to Section 4.03 of the Plan to reflect all of his Voluntary Employee Contributions and any earnings thereon.


VOLUNTARY EMPLOYEE CONTRIBUTIONS means the contributions made to the Trust as set forth in Section 4.03 of the Plan.




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                                   ARTICLE II

                         ELIGIBILITY AND PARTICIPATION

2.01     ELIGIBILITY


         Each Employee who was a Participant in a Prior Plan on the day prior to the Effective Date shall continue to participate in the Plan on the Effective Date if still employed by a Participating Employer on that date.


         Each other Employee of a Participating Employer shall become a Participant in the Plan as follows:


         (a) A nonsalaried Employee of Florida Ladder Company, Kentucky Ladder Company, Gold Medal Ladder Company, and the Anniston Division shall become a Participant in the Plan on his Date of Employment. The preceding sentence notwithstanding, such an Employee shall not be eligible to make Salary Reduction Contributions pursuant to Section 4.02 until the Entry Date coincident with or next following completion of Six (6) Months of Service after his Date of Employment or Reemployment, if applicable.


         (b) A Union Employee who is a member of the S.M.W. Local 170 or USWA Local 3713 shall become a Participant in the Plan on his Date of Employment. The preceding sentence notwithstanding, such an Employee shall not be eligible to make Salary Reduction Contributions pursuant to Section 4.02 until the Entry Date coincident with or next following completion of Six
                  (6) Months of Service after his Date of Employment or Reemployment, if applicable.





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         (c)      All other Employees shall become a Participant in the Plan on the Entry Date coincident with or next following completion of Six (6) Months of Service after his Date of Employment or Reemployment, if applicable.


2.02     TERMINATION AND REEMPLOYMENT


         (a) A Participant who terminates employment and is subsequently reemployed shall become a Participant on the Entry Date coincident with or next following his Date of Reemployment.


         (b) An Employee who terminates employment before becoming a Participant and is reemployed before incurring a Break in Service shall become a Participant when he satisfies the eligibility requirements of Section 2.01, based on his original Date of Employment.


         (c) An Employee who terminates employment before becoming a Participant and is reemployed after incurring a Break in Service shall become a Participant when he satisfies the eligibility requirements of Section 2.01, based on his Date of Reemployment.





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


                                  ARTICLE III

                                    SERVICE
3.01     DEFINITIONS


         ANNIVERSARY YEAR means the twelve (12) consecutive month period commencing on an Employee's Date of Employment or Date of Reemployment, if applicable, and anniversaries of such date.


         BREAK IN SERVICE means a one (1) year period, commencing on an Employee's Severance From Service, during which such Employee does not perform duties for a Participating Employer or an Affiliate.


         DATE OF EMPLOYMENT or DATE OF REEMPLOYMENT means the date on which an Employee first completes an Hour of Service after employment or reemployment with a Participating Employer, if applicable.


         MID-YEAR ANNIVERSARY DATE means the date which is the first day following the six (6) month period commencing on the Participant's Date of Employment or Date of Reemployment, if applicable.


         MONTHS OF SERVICE means any calendar month in which an Employee completes at least one (1) Hour of Service.


         SEVERANCE FROM SERVICE means the earlier of the following dates:


         (a) The date on which an Employee terminates employment, is discharged, retires, or dies; or


         (b) The first anniversary of the first day of a period in which an Employee remains absent from service (with or without pay) from the Company or an Affiliated Company for any reason other than a reason listed in paragraph (a).


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                  An Employee who fails to return to employment at the
                  expiration of a leave of absence approved by the Employer shall be deemed to have incurred a Severance From Service on the first to occur of the expiration of his leave or the first anniversary of the first day of his absence.


         Notwithstanding anything herein to the contrary, for purposes of determining whether a one (1) year Break in Service has occurred, an Employee shall not incur a Severance From Service due to an absence for maternity or paternity reasons until the second anniversary of the first date of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:


         (a)      By reason of the pregnancy of the individual;


         (b)      By reason of a birth of a child of the individual; or


         (c) By reason of the placement of a child with the individual in connection with the adoption of such child by such individual.


         SIX (6) MONTHS OF SERVICE means a computation period in which an Employee completes at least five hundred (500) Hours of Service.


         YEAR OF VESTING SERVICE means a unit of service credited to an Employee for purposes of determining the nonforfeitable balance of the Participant's Accounts.


         (a) An Employee shall be credited with one (1) Year of Vesting Service for each full year in the period commencing on his Date of Employment or Date of Reemployment and ending on his Severance From Service. An Employee also shall be credited with one three-hundred-sixty-fifth (1/365) of a


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


                  Year of Vesting Service for each additional day in such period for which he did not receive credit pursuant to the preceding sentence.


         (b) A former Employee who is reemployed and who performs duties for the Company or an Affiliated Company within twelve (12) calendar months of his Severance From Service shall be credited with the entire period of his absence as if he had worked each day during such period.


3.02     APPLICABLE COMPUTATION PERIOD


         (a) For purposes of determining whether an Employee has completed Six (6) Months of Service, the applicable computation period shall be the six (6) consecutive month period commencing on
                  (1) the Participant's Date of Employment or Date of Reemployment, if applicable, and (2) the Participant's Mid-Year Anniversary Date, and anniversaries of such dates.


         (b) For purposes of determining an Employee's Years of Vesting Service, the following rules shall apply:


                  (1) Years of Vesting Service for Nonunion Employees, other than Nonunion Employees of the Anniston Division, shall not include computation periods prior to the effective date of a Prior Plan in which such individual was eligible to participate.


                  (2) For Union Employees who are members of the IAM & AW Local 2032 or the Teamsters Local 261. Years of Vesting Service shall not include periods prior to the effective date of a Prior


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


                           Plan in which such individual was eligible to participate.












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


                                   ARTICLE IV

                                 CONTRIBUTIONS



4.01     COMPANY MATCHING CONTRIBUTIONS


         Each Plan Year, the Participating Employer shall contribute to the Trust Fund on behalf of each Nonunion Employee of such Participating Employer a Company Matching Contribution equal to fifty percent (50%) of such individual's Salary Reduction Contribution for such year. In applying the Company Matching Contribution percentage specified above, Salary Reduction Contributions in excess of four percent (4%) of Compensation shall be disregarded. Company Matching Contributions shall be paid to the Trustee monthly, but not later than the time prescribed by law for filing the Company's Federal income tax return for the year, including any extensions thereof. Notwithstanding the above, Company Matching Contributions, Company Contributions, and Salary Reduction Contributions for any year shall not exceed the maximum amount deductible by the Participating Employer for such year for Federal income tax purposes under Section 404 of the Code. All Company Matching Contributions, Company Contributions, and Salary Reduction Contributions are specifically conditioned on their deductibility under
         Section 404 of the Code.


4.02     SALARY REDUCTION CONTRIBUTIONS


         (a) Each Participant shall have the option to enter into a written salary reduction agreement with the Participating Employer which shall be applicable to all Compensation received thereafter. The salary reduction agreements shall provide that the Participant agrees to accept a reduction in salary from the Participating Employer equal to between one percent (1%) and fifteen percent (15%) of his Compensation in integral percentages, as elected by


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


                  the Participant. In addition, subject to the limitations contained in Sections 4.02(e), 4.02(f), and 5.05 of the Plan, a Participant may elect to have the Company contribute all or any portion of any bonus as a Salary Reduction Contribution.


                  The Participating Employer shall contribute to the Trust Fund, as soon as practicable after the end of each payroll period, but not later than thirty (30) days after the end of the Plan Year, an amount equal to the Salary Reduction Contributions of all Participants of such Participating Employer for such Plan Year.


         (b) Each Participant may change the rate of his Salary Reduction Contribution by filing a new salary reduction agreement with the Participating Employer. The new rate shall become effective as soon as practicable after receipt of the new salary reduction agreement by the Participating Employer. Such new salary reduction agreement shall be applicable to all Compensation received thereafter.


         (c) Each Participant may discontinue his Salary Reduction Contributions by notifying the Participating Employer in writing. The discontinuance will become effective as soon as practicable after receipt of such written notice by the Participating Employer.


         (d) The Company shall direct the Trustee to establish and maintain a Salary Reduction Contribution Account in the name of each Participant who elects to enter into a salary reduction agreement.

         (e) Notwithstanding the above, the maximum amount of Salary Reduction Contributions which can be made on behalf of each Participant in any calendar year shall not exceed seven thousand dollars ($7,000) or such other amount as may be established by the Secretary of the Treasury pursuant to
                  Section 402(g) of the Code. In the event that a Participant's Salary Reduction Contributions for any calendar year exceed the maximum permissible amount (and/or in the event that the Participant has had more than such amount of such contributions made on his behalf under this Plan and any other qualified plans of any employer or any other plans subject to
                  Section 402(g) of the Code in which he is covered and has, by writing, communicated to the Plan Administrator prior to March 1 of the year following the year for which such contributions were made the amount of such excess contributions which are to be attributed to this Plan), such excess amount shall be included in such Participant's taxable earnings for such year. Such excess contributions (and income) shall be distributed to the Participant prior to April 15 of the year following the year to which the excess contributions relate and shall be designated by the Plan as a distribution of excess contributions (and income) under Section 402(g) of the Code.


                  When excess contributions are distributed, the amount to be distributed shall be increased by earnings thereon or reduced by losses thereon for the calendar year and for the period between the end of the calendar year and the date of distribution. (Earnings and losses shall be determined without regard to whether there has been realized appreciation or loss.)

                  The earnings or losses allocable to the excess contributions for the calendar year are determined by multiplying net earnings or losses for the calendar year in the Participant's Salary Reduction Contribution Account by a fraction. The numerator of the fraction is the amount of the excess contributions on behalf of the Participant for the calendar year. The denominator of the fraction is the total balance of the Participant's Salary Reduction Contribution Account as of the last day of the calendar year, reduced by the gain allocable to such Account for the calendar year or increased by the loss allocable to such Account for the calendar year.


                  The earnings or losses for the period between the end of the calendar year and the date of the corrective distribution shall be equal to ten percent (10%) of the earnings or losses allocable to excess contributions for the calendar year multiplied by the number of calendar months that have elapsed since the end of the calendar year. For purposes of determining the number of calendar months that have elapsed, a distribution occurring on or before the 15th day of the month will be treated as having been made on the last day of the preceding month and the distribution occurring after such 15th day will be treated as having been made on the first day of the next month.


                  In the event that amounts are to be distributed to Participants as a result of excess contributions under this paragraph (e) and in the event that amounts have been distributed previously to Participants as a result of excess contributions under paragraph (f) below, the excess contributions (plus earnings or reduced by losses thereon) for purposes of this paragraph shall be reduced by any excess contributions (plus earnings or reduced by losses thereon) described in paragraph (f) below which have been distributed previously.


         (f) The Participating Employer may amend or revoke any salary reduction agreement entered into by a Participant at any time if the Participating Employer determines that such amendment or revocation is necessary to ensure that the additions to a Participant's Accounts for any Plan Year shall not exceed the limitations set forth in Section 5.05 of the Plan, or to ensure that one (1) of the following nondiscrimination tests contained in Section 401(k) of the Code is satisfied for any Plan Year:


                  (1) The actual deferral percentage for the Plan Year for eligible Participants who are highly compensated Employees as a group is not more than one and one-quarter (1 1/4) times the actual deferral percentage for the Plan Year for all other eligible Participants as a group; or


                  (2) The actual deferral percentage for the Plan Year for eligible Participants who are highly compensated Employees as a group is not more than two (2) percentage points (or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any highly compensated Employee) greater than, and not more than two (2) times, the actual deferral percentage for the Plan Year for all other eligible Participants as a group.

                           Section 4.02, in the event no officer of the Participating Employer or Affiliate received compensation from the Participating Employer and Affiliates in excess of fifty percent (50%) of the amount in effect under Section 415(b)-(1)(A) of the Code for such Plan Year, the highest paid officer shall be treated as highly compensated. Further, no more than fifty (50) Employees (or, if lesser, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be treated as officers for purposes of this Section 4.02 in determining a highly compensated Employee.


                  In the case of the Plan Year for which the determination is made, an Employee not described in (2), (3), or (4) above for the preceding year (without regard to this sentence) shall not be treated as described in (2), (3), or (4) above unless such Employee is a member of the group consisting of the one hundred (100) Employees paid the greatest compensation during the Plan Year for which the determination is being made.


                  If any individual is the spouse, lineal ascendant, lineal descendant, or spouse of a lineal ascendant or descendant of a five percent (5%) owner or of a highly compensated Employee in the group consisting of the ten (10) highly compensated Employees paid the greatest compensation during the year, then such individual shall not be treated as a separate Employee, and any compensation paid to such individual (and any Salary Reduction Contribution on behalf of such individual) shall be treated as if paid to (or on behalf of) the five percent (5%) owner or highly compensated Employee.

                  (3) Deferral percentages shall be rounded to the nearest one-hundredth of one percentage point (1/100).


                  For purposes of this paragraph (f), a "highly compensated Employee" for a Plan Year is any Employee who, during such Plan Year or the immediately preceding Plan Year:

                  (1) Was at any time a five percent (5%) owner of the Participating Employer (within the meaning of Section 416(i)(1) of the Code);


                  (2) Received compensation from the Participating Employer and Affiliates in excess of seventy-five thousand dollars ($75,000) (or such other amount as determined under Section 414(q) of the Code);


                  (3) Received compensation from the Participating Employer and Affiliates in excess of fifty thousand dollars ($50,000) (or such other amount as determined under Section 414(q) of the Code) and was in the top twenty percent (20%) of the group of Employees determined under Section 414(q)(8) of the Code when ranked on the basis of compensation in such Plan Year; or


                  (4) Was at any time an officer of the Participating Employer or Affiliate and received compensation from the Participating Employer and Affiliates in excess of fifty percent (50%) of the amount in effect under
                           Section 415(b)(1)(A) of the Code for such Plan Year. For purposes of this

                  A former Employee who had a separation year prior to the Plan Year for which the determination is made who was a highly compensated Employee for either such former Employee's final year of employment or any determination year ending on or after the Employee's fifty-fifth birthday shall be included as a highly compensated Employee.


                  All determinations of highly compensated Employees shall be made in accordance with Section 414(q) of the Code.


                  For purposes of this paragraph (f), the "actual deferral percentage" for a Plan Year for a group of eligible Participants is the average of the ratios (calculated separately for each eligible Participant in such group) of the amount of Salary Reduction Contributions credited to an eligible Participant's Salary Reduction Contribution Account for such Plan Year to the eligible Participant's compensation, as defined in Section 414(s) of the Code, for such Plan Year. The actual deferral percentage of an eligible Participant who is a "highly compensated Employee" for the Plan Year and who is eligible to make salary reduction contributions under two
                  (2) or more plans or arrangements described in Section 401(k) of the Code that are maintained by a Participating Employer or Affiliate shall be determined as if all such salary reduction contributions were made under a single arrangement. If an eligible highly compensated Employee is subject to the family aggregation rules because he is either a five percent (5%) owner or one (1) of the ten (10) most highly compensated Employees, the actual deferral percentage for the family group (which is treated as one (1) highly compensated Employee) shall be deter-mined by combining the Salary Reduction Contributions and compensation of all eligible family members.


                  For purposes of this paragraph (f), an "eligible Participant" is any Employee of a Participating Employer who is authorized under the terms of the Plan to make Salary Reduction Contributions for the Plan Year.


                  In the event that one (1) of the tests set forth above is not satisfied for any Plan Year, the excess Salary Reduction Contributions (within the meaning of Section 401(k)(8)(B) of the Code), along with the earnings of the Trust Fund allocable to such amount, must be distributed to the affected Participant before the last day of the immediately following Plan Year. The amount of excess Salary Reduction Contributions for a highly compensated Employee for a Plan Year shall be determined by the leveling method described in Regulation
                  Section 1.401(k)-1(f)(2). If an eligible highly compensated Employee is subject to the family aggregation rules because he is either a five percent (5%) owner or one (1) of the ten (10) most highly compensated Employees, the amount of excess Salary Reduction Contributions for the family group (determined by the leveling method described in Regulation Section 1.401(k)-(1)(f)(2)) shall be allocated among the family members in proportion to the Salary Reduction Contribution of each family member that is combined to determine the actual deferral percentage.


                  The earnings or losses allocable to the excess contributions for the Plan Year are determined by multiplying net earnings or losses for the Plan Year in the Participant's Salary Reduction Contribution Account by a fraction. The numerator of the fraction is the amount of the excess contributions on behalf of the Participant for the Plan Year. The denominator of the fraction is the total balance of the Participant's Salary Reduction Contribution Account as of the last day of the Plan Year, reduced by the gain allocable to such Account for the Plan Year or increased by the loss allocable to such Account for the Plan Year.


                  The earnings or losses for the period between the end of the Plan Year and the date of the corrective distribution shall be equal to ten percent (10%) of the earnings or losses allocable to excess contributions for the Plan Year multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months that have elapsed, a distribution occurring on or before the 15th day of the month will be treated as having been made on the last day of the preceding month and the distribution occurring after such 15th day will be treated as having been made on the first day of the next month.


                  The amount of excess Salary Reduction Contributions to be distributed under this paragraph (f) with respect to a Participant for a Plan Year shall be reduced by any Salary Reduction Contributions in excess of the amount established by the Secretary of the Treasury pursuant to Section 402(g) of the Code which were previously distributed to such Participant for the Participant's taxable year ending with or within such Plan Year.


         (g) The distribution of a Participant's Salary Reduction Contribution Account shall not commence prior to his attainment of age fifty-nine and one-half (59 1/2), death, Total and Permanent Disability, or other termination of

                  (employment except upon his demonstration of financial hardship in accordance with the provisions of Section 8.03.


                  Notwithstanding the foregoing, in the event of a termination of the Plan without establishment of a successor plan or upon the occurrence of other circumstances defined in Section 401(k)(10) of the Code, the distribution of a Participant's Salary Reduction Account shall be permitted.


4.03     VOLUNTARY EMPLOYEE CONTRIBUTIONS


         (a) Each Plan Year each Participant may elect to contribute to the Trust Fund as a Voluntary Employee Contribution an amount equal to between one percent (1%) and eight percent (8%) of his Compensation in integral percentages. A Participant who elects to make Voluntary Employee Contributions shall complete an authorization form as prescribed by the Plan Administrator. The Participating Employer shall deduct each Participant's Voluntary Employee Contribution from his Compensation for each pay period.


         (b) Each Participant may change the rate of his Voluntary Employee Contributions by filing a new authorization form with the Participating Employer. The new rate shall become effective as soon as practicable after receipt of the new authorization form by the Participating Employer.


         (c) Each Participant may discontinue his Voluntary Employee Contributions at any time by notifying the Participating Employer. The discontinuance will become effective as soon as practicable following receipt of such notice by the Participating Employer.

         (d) The Company shall direct the Trustee to establish and maintain a Voluntary Employee Contribution Account in the name of each Participant who elects to make Voluntary Employee Contributions pursuant to this Section 4.03.


         (e) The Voluntary Employee Contributions shall satisfy one (1) of the nondiscrimination tests described in Section 5.07(b) of the Plan.


4.04     COMPANY CONTRIBUTION


         (a) Each Plan Year, the Participating Employer shall contribute to the Trust Fund, on behalf of each Participant who is a nonsalaried Employee of Florida Ladder Company, Kentucky Ladder Company, and Gold Medal Ladder Company, a Company Contribution equal to five cents ($.05) per Hour of Service of each such Participant.


         (b) Each Plan Year, the Participating Employer shall contribute to the Trust Fund, on behalf of each Participant who is a Union Employee and a member of the S.M.W. Local 170, a Company Contribution equal to five cents ($.05) per Hour of Service of each such Participant.


         (c) Each Plan Year, the Participating Employer shall contribute to the Trust Fund, on behalf of each Participant who is a nonsalaried Employee of the Anniston Division, a Company Contribution equal to two percent (2%) of such individual's gross pay for such year.


         (d) Each Plan Year, the Participating Employer shall contribute to the Trust Fund, on behalf of each Participant who is a Union Employee and a member of USWA Local 3713, a Company Contribution equal to twenty cents ($.20) per Hour of Service of each such Participant.


         (e) Each Plan Year, the Participating Employer shall contribute to the Trust Fund, on behalf of each Participant who is a salaried Employee, such amount as the Participating Employer shall determine.


         (f) Company Contributions shall be paid to the Trustee monthly, but not later than the time prescribed by law for filing the Company's Federal income tax return for the year, including any extensions thereof.


         (g) Notwithstanding the above, Company Contributions, Company Matching Contributions, and Salary Reduction Contributions for any year shall not exceed the maximum amount deductible by the Participating Employer for such year for Federal income tax purposes under Section 404 of the Code. All Company Contributions, Company Matching Contributions, and Salary Reduction Contributions are specifically conditioned on their deductibility under Section 404 of the Code.

                                   ARTICLE V
                    ALLOCATIONS, ACCOUNTING, AND ADJUSTMENTS

5.01     COMPOSITION OF TRUST FUND


         All amounts contributed to the Plan, as increased or decreased by income, expenditure, appreciation, and depreciation, shall constitute a single fund known as the Trust Fund. A separate Company Contribution Account shall be maintained for each Participant. Additional Accounts shall be maintained for each Participant as required by Article IV and
         Article IX.


5.02     ALLOCATION OF EARNINGS TO ACCOUNTS


         Earnings shall be allocated to the Accounts of all Participants daily by credit or deduction therefrom, as the case may be, of a portion of the increase or decrease in the value of the respective investment funds of the Trust Fund since the preceding day attributable to interest, dividends, changes in market value, expenses, and gains and losses realized from the sale of assets. Such allocation shall be made in the proportion that the opening balance of each such Account invested in such investment fund bears to the total of the opening balances of all such Accounts invested in the investment fund.


5.03 TIMING OF ALLOCATION OF COMPANY CONTRIBUTIONS AND COMPANY MATCHING CONTRIBUTIONS


         At the time the contributions are received by the Trustee, the Company Contributions and Company Matching Contributions for such month shall be allocated according to the allocation procedures in Section 5.07. Notwithstanding the preceding sentence, Company Contributions attributable to a Plan Year received by the Trustee after the end of such Plan Year shall be considered allocated as of the end of such Plan Year for purposes of Sections 5.05 and 5.06.


5.04     ALLOCATION OF OTHER CONTRIBUTIONS


         At the time the contributions are received by the Trustee, Salary Reduction Contributions and Voluntary Employee Contributions made to the Plan during such month by or on behalf of each Participant shall be credited to such Participant's appropriate Account. Notwithstanding the preceding sentence, Salary Reduction Contributions and Voluntary Employee Contributions attributable to a Plan Year received by the Trustee after the end of such Plan Year shall be considered allocated as of the end of such Plan Year for purposes of Sections 5.05 and 5.06.


5.05     MAXIMUM ANNUAL ADDITIONS


         (a) The sum of the following additions to a Participant's Accounts in any Limitation Year shall not exceed the lesser of (1) the greater of thirty thousand dollars ($30,000) or one-fourth
                  (14) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, or (2) twenty-five percent (25%) of the Participant's compensation for such Limitation Year:


                  (1) The Company Contributions and Company Matching Contributions allocated to such Participant's Company Contribution Account.


                  (2) The Salary Reduction Contributions allocated to such Participant's Salary Reduction Contribution Account.

                  (3) The Forfeitures, if any, allocated to such Participant's Company Contribution Account.


                  (4) The Voluntary Employee Contributions allocated to such Participant's Voluntary Employee Contribution Account.


         (b) If, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual compensation, or such other facts and circumstances to which Internal Revenue Service Regulation 1.415-6 would be applicable, the additions to a Participant's Accounts under Section 5.05(a) in any Limitation Year would be in excess of the maximum annual limits, his Voluntary Employee Contributions shall be returned to him to the extent necessary to bring the additions within the required limits. If the additions to such Participant's Accounts would still remain in excess of the maximum annual limits, his Salary Reduction Contributions otherwise allocable shall be allocated to a suspense account to the extent necessary to bring the additions within the required limits. Such suspense account shall share in the allocation of earnings under Section 5.02 and shall be allocated to the Salary Reduction Contribution Account of such Participant in future Limitation Years. If the additions to such Participant's Accounts would still remain in excess of the maximum annual limits, amounts otherwise allocable to the Company Contribution Account of such Participant for such Limitation Year shall be allocated to a suspense account in an amount necessary to bring the additions within the maximum annual limits which shall share in the allocation of earnings under Section 5.02 and shall be allocated to the Company Contribution Account of such Participant in future Limitation Years or as otherwise provided by Internal Revenue Service Regulation
                  Section 1.415-6.


         (c) For purposes of this Section 5.05, this Plan and any other qualified defined contribution plan maintained by the Company, a Participating Employer, or an Affiliate shall be considered as a single defined contribution plan if a Participant is a participant in both plans. Amounts allocated in Limitation Years beginning after March 31, 1984 to a Participant's individual medical benefit account, as defined in Section 415(l)(1) of the Code, which is part of a defined benefit plan maintained by the Company, a Participating Employer, or an Affiliate shall be treated as annual additions to a defined contribution plan. Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Participant who is a key employee, as defined in Section 419A(d) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Company, a Participating Employer, or an Affiliate, shall be treated as annual additions to a defined contribution plan. Notwithstanding the foregoing, the compensation limit described above shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an annual addition under Section 415(l)(1) of the Code. If a reduction is necessary under paragraph (b), then the reduction shall first be made to the annual additions under this Plan.


         (d) For purposes of determining the maximum contribution limitations pursuant to this Section 5.05, "compensation" means a Participant's earned income, wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Participating Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips, bonuses, fringe benefits, reimbursements, and expense allowances), and excluding the following:


                  (1) Participating Employer contributions to a plan of deferred compensation which are not includable in the Participant's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation;


                  (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;


                  (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and


                  (4) Other amounts which receive special tax benefits, or contributions made by the Participating Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in
                           Section 403(b)
                           of the Code (whether or not the amounts are actually excludable from the gross income of the Participant).


5.06     PARTICIPATION IN DEFINED BENEFIT PLAN


         (a) If any Participant has also participated in any qualified defined benefit plan maintained by the Company, a Participating Employer, or an Affiliate, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year shall not exceed 1.0. In the event this limitation would otherwise be exceeded in any Limitation Year, the Participant's benefits under the defined benefit plan shall be limited to the extent necessary.


         (b) The defined contribution plan fraction for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's Accounts as of the close of the Limitation Year under this Plan and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior year of service with the Company, Participating Employer, or Affiliate:


                  (1) The product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year; or

                  (2) The product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(l)(B) of the Code for such Limitation Year.

                  The annual additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as annual additions.


         (c) The defined benefit plan fraction for any Limitation Year is a fraction, the numerator of which is the projected annual benefit of the Participant under such plan (determined as of the close of its limitation year) and the denominator of which is the lesser of:


                  (1) The product of 1.25 multiplied by the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year; or

                  (2) The product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(l)(B) of the Code for such Limitation Year.


         (d) If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator), as prescribed by the Secretary of the Treasury, so that the sum of the defined benefit plan fraction and the defined contribution plan fraction computed under Section 415(e)(1) of the Code does not exceed one (1).


         (e) For purposes of this Section 5.06, all defined benefit or defined contribution plans shall be treated as one (1) plan by class.

5.07     ALLOCATION OF COMPANY CONTRIBUTIONS AND COMPANY MATCHING CONTRIBUTIONS


         (a) The Company Contributions and Company Matching Contributions shall be allocated as follows:


                  (1) The Company Contributions shall be allocated to the Company Contribution Accounts of eligible Participants who are entitled to a Company Contribution pursuant to Section 4.04. Such allocation shall be based on the contribution rates set forth in Section 4.04. Notwithstanding the preceding sentence, a Participant eligible to share in Company Contributions made pursuant to Section 4.04(e) shall share such Company Contributions in the proportion that his Compensation bears to the Compensation of all Participants eligible for such Company Contribution for the Plan Year.


                  (2) The Company Matching Contributions shall be allocated to the Company Contribution Accounts of eligible Participants who made Salary Reduction Contributions for such Plan Year. Such allocation shall be based on the contribution rate set forth in Section 4.01 of the Plan.


         (b) The Company Matching Contributions and any Voluntary Employee Contributions for any Plan Year shall satisfy one (1) of the following nondiscrimination tests contained in Section 401(m) of the Code:


                  (1) The contribution percentage for the Plan Year for eligible Participants who are highly com-pensated Employees as a group is not more than one and one-quarter (1 1/4) times the contribution percentage for the Plan Year for all other eligible Participants as a group; or


                  (2) The contribution percentage for the Plan Year for eligible Participants who are highly compensated Employees as a group is not more than two (2) percentage points (or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any highly compensated Employee) greater than, and not more than two (2) times, the contribution percentage for the Plan Year for all other eligible Participants as a group.


         (c) For purposes of this Section 5.07, the following definitions shall apply:


                  (1) A "highly compensated Employee" for a Plan Year is any Employee who, during such Plan Year or the immediately preceding Plan Year:


                           (A) Was at any time a five percent (5%) owner of the Participating Employer (within the meaning of Section 416(i)(1) of the Code);


                           (B) Received compensation from the Participating Employer and Affiliates in excess of seventy-five thousand dollars ($75,000) (or such other amount as determined under Section 414(q) of the
                                    Code);


                           (C) Received compensation from the Participating Employer and Affiliates in excess of fifty thousand dollars ($50,000) (or such other amount as determined under Section 414(q) of the Code) and was in the top twenty percent (20%) of the group of Employees determined under Section 414(q)(8) of the Code when ranked on the basis of compensation in such Plan Year; or


                           (D)      Was at any time an officer of the
                                    Participating Employer or Affiliate and
                                    received compensation from the Participating
                                    Employer and Affiliates in excess of fifty percent (50%) of the amount in effect under
                                    Section 415(b)(1)(A) of the Code for such Plan Year. For purposes of this Section 5.07, in the event no officer of the Participating Employer or Affiliate received compensation from the Participating Employer and Affiliates in excess of fifty percent (50%) of the amount in effect under Section 415(b)(l)(A) of the Code for such Plan Year, the highest paid officer shall be treated as highly compensated. Further, no more than fifty (50) Employees (or, if lesser, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be treated as officers for purposes of this
                                    Section 5.07 in determining a highly
                                    compensated Employee.


                           In the case of the Plan Year for which the determination is made, an Employee not described in
                           (B), (C), or (D) above for the preceding year (without regard to this sentence) shall not be treated as described in (B), (C), or (D) above unless such Employee is a member of the group consisting of the one hundred (100) Employees paid the greatest compensation during the Plan Year for which the determination is being made.


                           If any individual is the spouse, lineal ascendant, lineal descendant, or spouse of a lineal ascendant or descendant of a five percent (5%) owner or of a highly compensated Employee in the group consisting of the ten (10) highly compensated Employees paid the greatest compensation during the year, then such individual shall not be treated as a separate Employee, and any compensation paid to such individual (and any Voluntary Employee Contribution and Company Matching Contribution made on behalf of such individual) shall be treated as if paid to (or on behalf of) the five percent (5%) owner or highly compensated Employee.

                           A former Employee who had a separation year prior to the Plan Year for which the determination is made who was a highly compensated Employee for either such former Employee's final year of employment or any determination year ending on or after an Employee's fifty-fifth birthday shall be included as a highly compensated Employee.


                           All determinations of highly compensated Employees shall be made in accordance with Section 414(q) of the Code.


                  (2) The "contribution percentage" for a Plan Year for a group of eligible Participants is the average of the ratios (calculated separately for each eligible Participant in such group) of the Company Matching Contributions allocated to an eligible Participant's Company Contribution Account plus the Voluntary Employee Contributions credited to an eligible Participant's Voluntary Employee Contribution Account for the Plan Year to the eligible Participant's compensation, as defined in Section 414(s) of the Code, for the Plan Year. The contribution percentage of an eligible Participant who is a "highly compensated Employee" for the Plan Year and who is eligible to make employee contributions or to receive matching contributions, as defined in Section 401(m)(4) of the Code, under two (2) or more plans described in Section 401(a) of the Code that are maintained by the Participating Employer or an Affiliate shall be determined as if all such contributions were made under a single plan. If an eligible highly compensated Employee is subject to the family aggregation rules because he is either a five percent (5%) owner or one (1) of the ten (10) most highly compensated Employees, the contribution percentage for the family group (which is treated as one (1) highly compensated Employee) shall be determined by combining the Company Matching Contributions, the Voluntary Employee Contributions, and the compensation of all eligible family members.


                  An "eligible Participant" is any Employee who is authorized to receive Company Matching Contributions or is authorized to make Voluntary Employee Contributions under the terms of the Plan for the Plan Year.


         (d)      In the event that one (1) of the tests set forth in paragraph
                  (b) is not satisfied for any Plan Year, the excess aggregate Company Matching Contributions and Voluntary Employee Contributions (within the meaning of Section 401(m)(6)(B) of the Code), along with the earnings of the Trust Fund allocable to such amount, shall, before the last day of the immediately following Plan Year:


                  (1) To the extent not vested, be forfeited and allocated, after all other Forfeitures under the Plan, in the same manner as such other Forfeitures; and


                  (2) To the extent vested, be distributed to the affected Participant.

                  Notwithstanding the foregoing, no Forfeitures arising under this paragraph shall be allocated to the Company Contribution Account of any eligible Participant who is a highly compensated Employee.


                  The amount of excess aggregate Company Matching Contributions and Voluntary Employee Contributions for a highly compensated Employee for a Plan Year shall be determined by the leveling method described in Proposed Regulation Section 1.401(m)-1(e)(2). If an eligible highly compensated Employee is subject to the family aggregation rules because he is either a five percent (5%) owner or one (1) of the ten (10) most highly compensated Employees, the amount of excess aggregate Company Matching Contributions and Voluntary Employee Contributions for the family group (determined by the leveling method described in Regulation (Section 1.401(m)-(1)(e)(2)) shall be allocated among the family members in proportion to the Company Matching Contribution and Voluntary Employee Contributions of each family member that is combined to determine the contribution percentage.


                  The earnings or losses allocable to the excess aggregate contributions for the Plan Year are determined by multiplying net earnings or losses for the Plan Year in the Participant's Company Contribution Account and Voluntary Employee Contribution Account by a fraction. The numerator of the fraction is the amount of the excess aggregate contributions on behalf of the Participant for the Plan Year. The denominator of the fraction is the total balance of the Participant's Company Contribution Account and Voluntary Employee Contribution Account as of the last day of the Plan Year, reduced by the gain allocable to such Account for the Plan Year or increased by the loss allocable to each such Account for the Plan Year.


                  The earnings or losses for the period between the end of the Plan Year and the date of reallocation or corrective distribution shall be equal to ten percent (10%) of the earnings or losses allocable to excess aggregate contributions for the Plan Year multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months that have elapsed, a distribution occurring on or before the 15th day of the month will be treated as having been made on the last day of the preceding month and the distribution occurring after such 15th day will be treated as having been made on the first day of the next month.


5.08     PARTICIPANT ELECTION OF INVESTMENT FUNDS


         Each Participant in the Plan may elect the investment fund or funds in which his Accounts shall be invested. Each such election shall be made in writing on forms to be furnished by the Plan Administrator and shall specify that portion of the Participant's existing Account Balance on the date of such election to be invested in each respective investment fund established by the Company. Each of the Participant's Accounts shall be invested in the same proportions in each investment fund. Changes in the Account Balances invested in the specified funds due to earnings and losses shall not require reallocation of the Account Balances in the specified proportions unless subsequently elected by the Participant.


         A Participant may change his investment fund elections regarding existing Account Balances and future contributions and Forfeitures in accordance with procedures established by the Plan Administrator. Such change shall be effective as of the close of business on the day appropriate notice is provided.


         If no election form has been executed by the Participant and submitted to the Trustee by the Plan Administrator, the entire Account shall be invested in the investment fund designated by the Plan Administrator.

                                   ARTICLE VI

                                    VESTING



6.01    COMPANY CONTRIBUTION ACCOUNT


        A Participant shall have a fully vested, nonforfeitable interest in his Company Contribution Account on the first to occur of the following events (regardless of the number of completed Years of Vesting Service):


        (a)   His attainment of Early Retirement Age or Normal Retirement Age;


        (b) The date on which he shall be determined to have a Total and Permanent Disability;


        (c)   The date of his death; or


        (d) Upon the completion of the number of Years of Vesting Service required for full vesting.


6.02    TERMINATION OF EMPLOYMENT


        (a) If a Participant terminates employment with all Participating Employers and Affiliates for any reason other than Total and Permanent Disability or death and before his Early or Normal Retirement Age, he shall be vested in the percentage of his Company Contribution Account set forth in the following table:


               Completed Years
              of Vesting Service             Vested Percentage
              ------------------             -----------------
                 Less than 5                        0%
                     5                            100%



        (b) The portion of the Participant's Company Contribution Account in which he is not vested at his termination of employment shall be declared a Forfeiture upon the occurrence of a Break in Service. Such Forfeiture shall be used first to restore previously forfeited amounts to other Participants, and then to reduce the Company's future contributions. Any person who terminates employment with no vested interest in his Accounts shall be deemed to have had an immediate distribution of the vested portion of his Accounts at the time of his termination of employment. If the Participant who is reemployed before incurring five (5) consecutive Breaks in Service shall again terminate his employment under circumstances in which he is not fully vested in his Company Contribution Account, such Participant's vested balance in his Company Contribution Account shall be determined by adding to the amount actually held by the Trust any amount previously distributed to him. The vested percentage shall be applied to this total, the amount of any previous distributions shall be subtracted, and the remaining amount shall be his vested balance in his Company Contribution Account.


        (c) If the Participant returns to the employ of a Participating Employer or Affiliate before he incurs five (5) consecutive Breaks in Service, the portion of his Company Contribution Account that had been forfeited shall be reinstated to his Company Contribution Account in full, unadjusted b any gains or losses occurring subsequent to the Valuation Date immediately preceding his termination of employment, by using the Forfeitures during the Plan Year in which his reemployment occurred. If the Forfeitures in the year of reemployment are insufficient to restore the forfeited amount, the remainder shall be restored by a Company Contribution. Such a Participant shall continue vesting in such Account. If the Participant incurs five
              (5) consecutive Breaks in Service, he shall not regain any interest in any Forfeiture.


6.03    EFFECT OF BREAKS IN SERVICE


        If a Participant or Employee incurs five (5) or more consecutive
        Breaks in Service and is thereafter reemployed by a Participating Employer or Affiliate, he shall regain his Years of Vesting Service earned before such Breaks in Service upon such reemployment. However, he shall not regain any interest in any Forfeiture. If a Participant or other Employee incurs fewer than five (5) consecutive Breaks in Service and is thereafter reemployed by a Participating Employer or Affiliate, he shall regain his Years of Vesting Service earned before such Breaks in Service and any Forfeiture shall be restored pursuant to Section 6.02.


6.04 SALARY REDUCTION CONTRIBUTION ACCOUNT AND VOLUNTARY EMPLOYEE CONTRIBUTION ACCOUNT


        A Participant shall at all times have a fully vested, nonforfeitable interest in his Salary Reduction Contribution Account and Voluntary Employee Contribution Account.

                                  ARTICLE VII
                           TIME AND METHOD OF PAYMENT



7.01    MANNER OF PAYMENT


        (a) Whenever the Plan Administrator shall direct the Trustee to make payment to a Participant upon termination of the Participant's employment (whether by reason of retirement, Total and Permanent Disability, or for any other reason other than death), the Plan Administrator shall direct the Trustee to pay the vested percentage of the Participant's Account Balance (determined as of the Valuation Date preceding his Annuity Starting Date) to or for the benefit of the Participant as of the payment date and in such of the following ways as the Participant ant shall elect:


              (1) In a lump sum; or


              (2) In the form of an annuity.


              Notwithstanding the foregoing, if the vested value of the Participant's Account Balance (determined as of the Valuation Date preceding his termination of employment) is three thousand five hundred dollars ($3,500) or less, payment shall be made as soon as practicable in one (1) lump sum. If the Participant does not make an election of form of payment, payment shall be made in a lump sum.


        (b) If the Participant elects payment in the form of an annuity, the provisions of this paragraph (b) and Section 7.02 shall apply. If a Participant is legally married on the Annuity Starting Date, payment to the Participant shall be made in the form of a Qualified Joint and

              Survivor Annuity, unless an optional form of payment is selected pursuant to a qualified election, as described in Section 7.02.


              If a Participant is not married on the Annuity Starting Date, payment to the Participant shall be made in the form of a Life Annuity, unless an optional form of payment is selected pursuant to a qualified election, as described in Section 7.02.


              Notwithstanding the foregoing, if the value of the Participant's vested Account Balance (determined as of the Valuation Date preceding his termination of employment) is three thousand five hundred dollars ($3,500) or less, payment shall be made as soon as practicable in one (1) lump sum.


7.02    OPTIONAL FORMS OF PAYMENT


        (a) Any Participant may choose to receive payment of his vested Account Balance in a form of annuity other than the applicable normal form following his termination of employment by making a qualified election, as described in paragraph (b) below.


              In addition, a married Participant may choose to receive payment in the form of a Life Annuity by making a qualified election, as described in paragraph (b) of this Section 7.02. Notwithstanding the foregoing, distribution may not be made over any period that exceeds:


              (1)    The life of the Participant;

              (2)    The life of the Participant and a designated Beneficiary;


              (3) A period certain not extending beyond the life expectancy of the Participant; or


              (4) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.


        (b) To make a qualified election, a married Participant must waive his right to the Qualified Joint and Survivor Annuity within the ninety (90) day period ending on the Annuity Starting Date. An unmarried Participant must waive his right to the Life Annuity in the same manner as if it were a waiver of the Qualified Joint and Survivor Annuity. A married Participant's spouse must consent to his waiver of the Qualified Joint and Survivor Annuity. The spouse's consent to the waiver must be in writing, must acknowledge the effect of the waiver, and must specify both the optional form of benefit selected and the specific Beneficiary designated, if applicable.


              In order to be valid, the spousal consent must be witnessed by a Plan representative or a notary public. Such spousal consent shall be revocable by the spouse at any time prior to the Annuity Starting Date.


              Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election. In the event that the spouse of a Participant is legally incompetent to give consent, such consent may be given by the spouse's legal guardian, which shall include the Participant in the event the Participant is the legal guardian of the spouse. In the event the Participant is legally separated or has been abandoned, as provided by a court order, spousal consent shall not be required, except where otherwise provided by a Qualified Domestic Relations Order.


              Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent or, in the event of a deemed qualified election, the designated spouse. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the Annuity Starting Date. The number of revocations shall not be limited.


        (c) The Plan Administrator shall provide to each Participant, no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, a written explanation of:


              (1) The terms and conditions of a Qualified Joint and Survivor Annuity or Life Annuity, as appropriate;


              (2) The Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity or Life Annuity form of payment, as appropriate;


              (3)    The rights of the Participant's spouse;

              (4) The right to make and the effect of a revocation of a previous election to waive the Qualified Joint and Survivor Annuity or Life Annuity, as appropriate; and


              (5) The relative values of the various forms of benefit available under the Plan.


              If a Participant dies after election of an optional form but before the Annuity Starting Date, payment shall be made in accordance with Section 7.04 of the Plan.


        (d) A Participant's life expectancy may be recalculated no more frequently than annually; however, the life expectancy of a nonspouse Beneficiary may not be recalculated. For calendar years beginning before January 1, 1989, if a Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant. For calendar years beginning after December 31, 1988, distributions shall be made in accordance with Proposed Regulation Section 1.401(a)9-2.


7.03    TIME OF PAYMENT


        Subject to the provisions of Section 7.06, payment shall be made or shall commence as of the later of: (1) the date the Participant attains (or would have attained) Normal Retirement Age, or (2) sixty (60) days after the close of the Plan Year in which the employment of the Participant terminate ant terminates, unless the Participant, or his Beneficiary in the event of his death, requests payment at an earlier date. In such event, payment shall be made or shall commence as of the date requested. If the Participant's vested Account Balance exceeds three thousand five hundred dollars ($3,500) and payment is to be made prior to the Participant's Normal Retirement Age, the Participant must consent in writing to the distribution before payment of any portion of the distribution commences. In such a case, the Participant's spouse also must consent in writing to the timing of the distribution unless payment is made in the form of a Qualified Joint and Survivor Annuity. Notwithstanding the foregoing, effective January 1, 1989, in all cases payment shall be made or shall commence by the April 1 immediately following the year in which the Participant attains the age of seventy and one-half (70 1/2), even if he has not retired. The preceding sentence shall not apply to a Participant who:


        (a) Has made a written election to receive his benefits under the Plan at a later date in accordance with Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982; or


        (b) Has attained age seventy and one-half (70 1/2) before January 1, 1988 and who was not a five percent (5%) owner of the Participating Employer at any time during the Plan Year ending with or within the calendar year in which such individual attained age sixty-six and one-half (66 1/2) or any subsequent Plan Year.


7.04    PAYMENTS TO BENEFICIARIES


        (a) If a Participant who has elected to receive benefits in the form of an annuity dies before the Annuity Starting Date, payment of his vested Account Balance shall be made to the surviving spouse of the Participant in the form of a Qualified Pre-retirement Survivor Annuity unless the Participant either has no spouse or has designated another

              (Beneficiary in the manner described in this Section 7.04(a), or the spouse elects to receive payment in a single lump sum. The surviving spouse may elect to receive payment as soon as administratively feasible after the Participant's death. Notwithstanding anything to the contrary, if the Participant's vested Account Balance is three thousand five hundred dollars ($3,500) or less, payment will be made to the surviving spouse in a single lump sum as soon as administratively feasible following the Participant's death. In order for the designation of a Beneficiary other than the spouse to be valid, the designation must have been made after the first day of the Plan Year in which the Participant attains age thirty-five (35), the designation must contain a waiver of the Qualified Pre-retirement Survivor Annuity, and the Participant's spouse must consent in writing to the waiver (of the Qualified Pre-retirement Survivor Annuity and to the specific nonspouse Beneficiary designation. A valid spousal consent shall be witnessed by either a representative of the Plan or a notary public and shall be revocable by the spouse at any time prior to the Annuity Starting Date. The Plan Administrator shall provide to each Participant a written explanation of the Qualified Pre-retirement Survivor Annuity within the applicable period. With respect to any Participant, the applicable period means whichever of the following periods ends last:


          (1) The period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

          (2) A reasonable period ending after the individual becomes a Participant; or

          (3) A reasonable period ending after Section 401(a)(11) of the Code first applies to the Participant.


              Notwithstanding the foregoing, in the case of a Participant who separates from service before attaining age thirty-five (35), the applicable period means the period beginning one (1) year before the separation from service and ending one (1) year after such separation. The written explanation of the Qualified Pre-retirement. Survivor Annuity shall provide comparable notice and information to that described in Section 7.02 with respect to the Qualified Joint and Survivor Annuity.


              A married Participant may designate a nonspouse Beneficiary prior to the first day of the Plan Year in which the Participant attains age thirty-five (35) if a written explanation of the benefit provided under this Section 7.04 is given to the Participant by the Plan Administrator within a reasonable period prior to the time of the designation. Such early nonspouse Beneficiary designation shall become invalid as of the first day of the Plan Year in which the Participant attains age thirty-five (35). The designation of a nonspouse Beneficiary shall be revoked automatically upon the marriage or remarriage of a Participant. Notwithstanding the foregoing, the spousal consent requirement shall not apply if it is established to the satisfaction of the Plan Administrator either that the spouse cannot be located or that other circumstances set forth in regulations promulgated under Section 417 of the Code which preclude the necessity of the spouse's consent are present with respect to the Participant.


        (b) A Participant who is not married or who has not elected the annuity form of payment may designate a Beneficiary at any time. If a Participant is married on the date of his death, the Beneficiary of such Participant shall be his spouse unless the Participant's spouse consents in writing not to be said Beneficiary. The spouse's consent must acknowledge the effect of such consent not to be the Participant's Beneficiary and such written consent must be witnessed by either the Plan Administrator or a notary public. The consent must be limited to a benefit for a specific alternate Beneficiary. The designation of a nonspouse Beneficiary shall be revoked automatically upon the marriage or remarriage of a Participant. Notwithstanding the foregoing, this paragraph (b) shall not apply if it is established to the Plan Administrator's satisfaction either that the spouse cannot be located or that other circumstances set forth in regulations promulgated under Section 417 of the Code which preclude the necessity of the spouse's consent are present with respect to the Participant.


              If a Participant is not married, has not elected the annuity form of payment, or has designated a Beneficiary other than his spouse in accordance with Section 7.04(a), upon his death, his vested Account Balance shall be paid to his surviving spouse or other designated Beneficiary in the form of a single lump sum payment as soon as administratively feasible following the Participant's death. If the Participant has elected the annuity form of payment and his surviving spouse is his Beneficiary, his surviving spouse may elect to receive payment in the form of a lump sum in lieu of the Qualified Pre-retirement Survivor Annuity within a reasonable period before benefits commence. If a designated Beneficiary shall die before the Participant, his interest shall terminate, and, unless otherwise provided in the Participant's designation, such interest shall be paid in equal shares to those Beneficiaries, if any, who survive the Participant.


              Except as otherwise provided in paragraph (a), the Participant shall have the right to revoke the designation of any Beneficiary without the consent of the Beneficiary.


        (c) If a Participant fails to designate a Beneficiary, if such designation shall for any reason be illegal or ineffective, or if no Beneficiary survives the Participant, his death benefits shall be paid:


              (1)    To his surviving spouse;


              (2) If there is no surviving spouse, to his descendants (including legally adopted children and their descendants) PER STIRPES; or


              (3) If there is neither surviving spouse nor surviving descendants, to the executor or other personal representative of the Participant to be distributed in accordance with the Participant's will or applicable law.


        (d) Notwithstanding the foregoing provisions of this Section 7.04, in the event of the Participant's death prior to the Annuity Starting Date, the entire interest of the Participant will be distributed within five (5) years after the death of the Participant, unless one (1) of the following exceptions is met:


           (1)(A) Any portion of the Participant's Account is payable to (or for the benefit of) a designated Beneficiary;


              (B) Such portion of the Participant's Account shall be distributed over a period not extending beyond the life or life expectancy of the designated Beneficiary; and


              (C) Such distribution commences no later than one (1) year after the date of the Participant's death.


           (2)(A) The portion of the Participant's Account to which his surviving spouse is entitled shall be distributed over a period not extending beyond the life or life expectancy of the surviving spouse; and


              (B) Such distribution commences no later than the date on which the Participant would have attained age seventy and one-half (70 1/2).


          If the Participant dies after the Annuity Starting Date, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

7.05    DISTRIBUTION OF UNALLOCATED CONTRIBUTIONS


        If on the date of termination of a Participant's employment the Participating Employer shall be holding contributions made by or on behalf of the Participant but not yet allocated to his Accounts, the Participating Employer shall pay such amounts either directly to the Participant (or his Beneficiary, as the case may be) or to the Trustee, to be distributed by the Trustee in accordance with the method of distribution determined under Section 7.01 or Section 7.04.


7.06    CERTAIN RETROACTIVE PAYMENTS


        If the amount of the payment required to be made or commence on the date determined in this Article VII cannot be ascertained by such date, a payment may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

                                  ARTICLE VIII
                          LOANS AND OTHER WITHDRAWALS



8.01    AVAILABILITY OF LOANS


        (a) Upon application by a Participant or a Party-in-Interest, the Trustee may lend a Participant, on account of a qualifying emergency, an amount which does not exceed the lesser of (1) fifty thousand dollars ($50,000) reduced by the highest outstanding balance of loans to the Participant or Party-in-Interest from the Plan during the one (1) year period ending on the day before the date on which such loan is to be made, or (2) one-half (1/2) of the nonforfeitable value of his Account Balance, if any, under the Plan as of the date on which the loan is approved.


        (b) Notwithstanding Section 8.01(a) above, upon application by a Participant or a Party-in-Interest, the Trustee may lend a Participant an amount which does not exceed the lesser of:


              (1) Twenty thousand dollars ($20,000) reduced by the highest outstanding balance of loans to the Participant or Party-in-Interest from the Plan during the one (1) year period ending on the day before the date on which such loan is made; or


              (2) One-fourth (1/4) of the nonforfeitable value of his Account Balance, if any, under the Plan as of the date on which the loan is approved.

        (c) All loans shall follow a uniform, nondiscriminatory policy. Loans shall not be made available to highly compensated employees, as defined in Section 414(q) of the Code, in an amount greater than the amount available to other Employees. For purposes of this
              Article VIII, "Party-in-Interest" shall include former employees, retirees, Alternate Payees, and Beneficiaries who are parties-in-interest as defined in Section 3(14) of the Employee Retirement Income Security Act of 1974. In the event a Participant or Party-in-Interest is married at the time of the loan and has elected to receive distribution of his Accounts in the form of an annuity, the spouse of such Participant or Party-in-Interest must consent to the loan and the possible reduction of the Account Balance of the Participant or Party-in-Interest to satisfy the loan. Such spousal consent must be in writing, must be made within the ninety (90) day period prior to making the loan, must acknowledge the effect of the loan, and must witnessed by either a Plan representative or a notary public. The consent requirements shall not apply if it is established to the satisfaction of the Plan Administrator either that the spouse cannot be located or that other circumstances set forth in regulations issued by the Secretary of the Treasury which preclude the necessity of the spouse's consent are present. Further spousal consent is not required regardless of whether the Participant or Party-in-Interest subsequently has a change in spouse or change in marital status. Any renegotiation, extension, renewal, or other revision of a loan shall be treated as a new loan, requiring a new spousal consent in accordance with this paragraph.


        (d) A distribution will be based on a qualifying emergency if the distribution is on account of:

              (1)     Expenses related to a death in the immediate family;


              (2) Payment of tuition for the education of an immediate family member;


              (3) Expenses related to the disability of a Participant other than Total and Permanent Disability;


              (4)     Expenses related to an illness in the immediate family;
                      and


              (5)     The purchase of a principal residence of the Participant.


        (e) In addition to such rules and regulations as the Plan Administrator may adopt, all loans shall comply with the following terms and conditions:


              (1) An application for a loan by a Participant or Party-in-Interest shall be made in accordance with procedures established by the Plan Administrator or its designee whose action thereon shall be final. The Plan Administrator shall specify the form of the application and any supporting data required.


              (2) The period of repayment for any loan shall be five (5) years. Any loan used to acquire a dwelling unit which within a reasonable time will be used as the principal residence of the Participant or Party-in-Interest does not have to be repaid within five (5) years but shall be paid in a time determined by the Plan Administrator. Loans shall be repayable in substantially equal amortized installments of both principal and interest payable not less frequently than quarterly. Any loan described in this
                      Article VIII shall be considered an investment of the Account from which it was borrowed. Such a Participant's Account shall not share in the allocation of earnings under Section 5.02 to the extent of such loan.


              (3) Each loan shall bear interest at a rate which is not less than the rate being charged by the area banking business for similar, well-secured loans.


              (4) Each loan shall be supported by collateral equal to no more than fifty percent (50%) of the present value of the Participant's or Party-in-Interest's Accounts. A loan shall also be supported by the Participant's or Party-in-Interest's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. The promissory note shall require that the unpaid principal and interest will (at the Trustee's option) become due and payable if the loan payment is not made within thirty (30) days after the due date of any installment. In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

              (5) No loans shall be made to any Shareholder-employee or Owner-employee. For purposes of this Section, the term "Shareholder-employee" means an Employee or officer of an electing small business corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than five percent (5%) of the outstanding stock of the corporation.


8.02    MULTIPLE LOANS PROHIBITED


        A Participant or Party-in-Interest shall not receive more than one (1) loan at a time from the Trust. If a Participant or Party-in-Interest borrows amounts under more than one (1) qualified plan maintained by the Participating Employer, all the plans are treated as one (1) plan for purposes of the borrowing restrictions outlined in Section 8.01. Moreover, no distribution shall be made to a Participant or. his Beneficiary or a Party-in-Interest unless and until all unpaid loans, including accrued interest thereon, have been paid.


8.03    HARDSHIP WITHDRAWAL


        (a) A Participant may receive a distribution based on financial hardship of his Salary Reduction Contributions (and not any earnings thereon) from his Salary Reduction Contribution Account; however, income on Salary Reduction Contributions made to a Prior Plan credited as of December 31, 1988 will continue to be eligible for hardship withdrawals.

        (b) The Participant must request a hardship withdrawal in writing at least thirty (30) days prior to the effective date of the withdrawal and must make his request on a form approved by the Plan Administrator.


        (c) A distribution based upon financial hardship may be made only if the Participant has an immediate and heavy financial need and cannot exceed the amount required to satisfy such financial need which may not be satisfied from other resources reasonably available to the Participant. The determination of the existence of an immediate and heavy financial need and the amount required to be distributed to meet the need created by the hardship must be made by the Plan Administrator based on the applicable facts and circumstances in accordance with uniform and nondiscriminatory standards applicable to all Participants. Notwithstanding the preceding sentence, a Participant will be deemed to have an immediate and heavy financial need only if the distribution is on account of:


              (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Code Section 152);


              (2) The purchase (excluding mortgage payments) of a principal residence of the Participant;


              (3) Payment of tuition for the next semester or quarter of postsecondary education for the Participant, his spouse, children, or dependents; or

             (4) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.


             Further, the distribution will be deemed necessary to satisfy the financial need if both of the following requirements are satisfied:


             (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; and


             (2) The Plan Administrator has reasonably relied upon the Participant's representation that the need cannot be relieved:


                    (A) Through reimbursement or compensation by insurance or otherwise;


                    (B) By reasonable liquidation of the Participant's assets, to the extent that such liquidation would not itself cause an immediate and heavy financial need;


                    (C) By cessation of elective contributions under the Plan; or


                    (D) By other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Participating Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.


8.04    WITHDRAWALS AFTER AGE FIFTY-NINE AND ONE-HALF (59 1/2)


        (a) A Participant who has attained age fifty-nine and one-half (59 1/2) may elect in writing to withdraw the entire value of his Salary Reduction Contribution Account or any portion thereof for any reason.


        (b) The Participant must request the distribution at least thirty (30) days prior to the effective date of the withdrawal and must make his request on a form approved by the Plan Administrator.


8.05    VOLUNTARY EMPLOYEE CONTRIBUTIONS


        (a) A Participant may elect in writing to withdraw the entire value of his Voluntary Employee Contribution Account or any portion thereof.


        (b) The Participant must request the withdrawal at least thirty (30) days prior to the effective date of the withdrawal and must make his request on a form approved by the Plan Administrator.


8.06    SPOUSAL CONSENT TO WITHDRAWALS


        In the event a Participant is married at the time of any withdrawal and has elected to receive distribution of his Accounts in the form of an annuity, the Participant's spouse must consent to the withdrawal within the ninety (90) day period preceding the date of the withdrawal. Such spousal consent must be in writing, must acknowledge the effect of the withdrawal, and must be witnessed by either a Plan representative or a notary public.

                                   ARTICLE IX

                            ROLLOVERS AND TRANSFERS



9.01    ROLLOVERS


        Any Employee, regardless of whether or not he has become a Participant in the Plan pursuant to Article II, may, subject to obtaining the prior approval of the Plan Administrator, at any time transfer (or cause to be transferred) to the Trust Fund:


        (a) Up to the entire amount of money and other property received from another qualified trust under Section 401(a) of the Code which constitutes a qualifying rollover distribution within the meaning of Section 402(a)(5) of the Code, provided that such amount must be received by the Trustee within sixty (60) days after the Employee's receipt of such payment; and


        (b) Up to the entire amount of money and other property received by the Employee that was in an "individual retirement account" or an "individual retirement annuity" (as defined in Section 408 of the Code) which contains only those amounts described above in paragraph (a) plus any earnings thereon.


        The Employee shall furnish the Plan Administrator with a written statement that the contribution to the Trust Fund is a rollover contribution) together with such other statements and information as may be required by the Plan Administrator in order to establish that such contribution does not contain amounts from sources other than provided above, and that such rollover contribution otherwise meets the requirements of law. Acceptance by the Plan Administrator of any amount under these provisions shall not be construed as a determination of the Employee's tax consequences by the Plan Administrator.


9.02    TRANSFERS


        The Trustee is hereby authorized to accept assets that represent an Employee's interest (whether attributable to employer or employee contributions) from another qualified trust under Section 401(a) of the Code directly from such other trust's trustees, whether or not such other plan is maintained by a Participating Employer.


        No amount shall be transferred to this Plan from any other plan if the accrued benefit payable to the Participant under such other plan must be provided in the form of a qualified joint and survivor annuity or if a qualified pre-retirement survivor annuity must be provided to the surviving spouse of such Participant with respect to such accrued benefit.


9.03    ROLLOVER ACCOUNT


        The Company shall direct the Trustee to establish and maintain a Rollover Account in the name of each Employee who elects to transfer or roll over amounts into the Trust Fund pursuant to the provisions of this
        Article IX. The Rollover Account shall be maintained by the Trustee for the exclusive benefit of the Employee, shall be credited with earnings thereon as provided by Section 5.02, and shall at all times be fully vested and nonforfeitable.

                                   ARTICLE X

                              TOP-HEAVY PROVISIONS



10.01   EFFECTIVE DATE


        Notwithstanding anything herein to the contrary, the following provisions shall apply and shall supersede any conflicting Plan provisions with respect to any Plan Year beginning after December 31, 1983 in which this Plan is deemed to be Top-heavy.


10.02   DEFINITIONS


        DETERMINATION DATE means, with respect to any Plan Year, the last calendar day of the immediately preceding Plan Year or, in the case of the first Plan Year, the last calendar day of the first Plan Year.

        KEY EMPLOYEE means any Employee or former Employee (or any Beneficiary of such Employee) who, at any time during the Plan Year or any of the four (4) immediately preceding Plan Years (or, if fewer, the total number of Plan Years during which the Plan has been in effect) is or was:


        (a) An officer of the Participating Employer or an Affiliate whose compensation exceeds fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year;


        (b) One (1) of the ten (10) Employees whose compensation exceeds the amount in effect under Section 415(c)(1)(A) of the Code and who owns (or is considered to own under Section 318 of the Code) one
              (1) of the largest interests in the Participating Employer or an Affiliate;

        (c)   A five percent (5%) owner of the Participating Employer; or


        (d) A one percent (1%) owner of the Participating Employer whose annual compensation from the Participating Employer and Affiliates exceeds one hundred fifty thousand dollars ($150,000).


        An officer is defined as an actual officer of the Participating Employer or an Affiliate; provided, however, that not more than the greater of three (3) Employees or ten percent (10%) of the Employees (but in no event more than fifty (50) Employees) shall be considered as officers in determining whether the Plan is Top-heavy.


        NONKEY EMPLOYEE means any Employee who is not a Key Employee.


        PERMISSIVE AGGREGATION GROUP means the Required Aggregation Group of plans plus any other plan or plans of the Participating Employer or an Affiliate which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.


        REQUIRED AGGREGATION GROUP means the group of:


        (a) Each qualified plan of the Participating Employer or an Affiliate in which at least one (1) Key Employee participates; and


        (b) Any other qualified plan of the Participating Employer or an Affiliate which enables a plan described in paragraph (a) above to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

        TOP-HEAVY


        The Plan shall be deemed to be Top-heavy for any Plan Year if, as of the Determination Date for such Plan Year, any of the following conditions exists:


        (a) If the Top-heavy Ratio for the Plan exceeds sixty percent (60%) and the Plan is not part of a Required Aggregation Group of plans or a Permissive Aggregation Group of plans;


        (b) If the Plan is part of a Required Aggregation Group of plans (but is not part of a Permissive Aggregation Group of plans) and the Top-heavy Ratio for the group of plans exceeds sixty percent (60%); or


        (c) If the Plan is part of a Required Aggregation Group of plans and part of a Permissive Aggregation Group of plans and the Top-heavy Ratio for the Permissive Aggregation Group of plans exceeds sixty percent (60%).


        TOP-HEAVY RATIO


        (a) If the Participating Employer or an Affiliate maintains one (1) or more defined contribution plans (including any simplified employee pension plan) and the Participating Employer or Affiliate has not maintained any defined benefit plan which, during the five (5) Plan Year period ending on the Determination Date, has or has had any accrued benefits, the Top-heavy Ratio for the Plan or for the Required Aggregation Group or the Permissive Aggregation Group, as appropriate, shall be a fraction, the numerator of which is the sum of the account balances of all Key Employees under the aggregated defined contribution plans as of the Determination Date (including any part of any account balance distributed in the five (5) Plan Year period ending on the Determination Date) and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) Plan Year period ending on the Determination Date) of all Participants as of the Determination Date, both computed in accordance with Section 416 of the Code. The numerator and denominator of the Top-heavy Ratio shall be adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.


        (b) If the Participating Employer or an Affiliate maintains or has maintained one (1) or more defined contribution plans (including any simplified employee pension plan) and the Participating Employer or Affiliate maintains or has maintained one (1) or more defined benefit plans which, during the five (5) Plan Year period ending on the Determination Date, has or has had any accrued benefits, the Top-heavy Ratio for the Required Aggregation Group or the Permissive Aggregation Group, as appropriate, shall be a fraction, the numerator of which is the sum of the account balances of all Key Employees under the aggregated defined contribution plans and the present value of the accrued benefits of all Key Employees under the aggregated defined benefit plans as of the Determination Date, and the denominator of which is the sum of the account balances of all Participants under the aggregated defined contribution plans and the present value of the accrued benefits of all Participants under the aggregated defined benefit plans as of the Determination Date, determined in accordance with
              Section 416 of the Code. The numerator and denominator of the Top-heavy Ratio shall be adjusted for any distribution of an account balance or accrued benefit made in the five (5) Plan Year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.


        (c) For purposes of paragraphs (a) and (b) above, the value of the account balances and the present value of the accrued benefits shall be determined as of the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code for the first and second Plan Years of a defined benefit plan. Effective January 1, 1987, the accrued benefits of Nonkey Employees shall be determined under the method which is used for accrual purposes for all plans of the Participating Employers and Affiliates or, if there is no such method, then as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). The account balances and the accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior Plan Year or, effective for Plan Years beginning on and after January 1, 1985, who has not performed any services for the Participating Employer under the Plan at any time during the five (5) Plan Year period ending on the Determination Date shall be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers, and direct transfers are taken into account shall be made in accordance with Section 416 of the Code. When aggregating plans, the value of the account balances and the present value of the accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

        VALUATION DATE means the same valuation date used for computing plan costs for minimum funding, regardless of whether an actuarial valuation is performed that year.


10.03   SPECIAL CODE SECTION 415 LIMITATIONS


        For purposes of Section 5.06, in any Plan Year during which the Plan is deemed to be Top-heavy and in which the Participating Employer also maintains a defined benefit plan which is deemed to be Top- heavy, the number 1.25 shall be replaced by the number 1.0 to the extent required under Section 416(h) of the Code; provided, however, that such adjustment shall not occur if the Top-heavy Ratio does not exceed ninety percent (90%) and additional contributions or benefits are provided for Nonkey Employees in accordance with the provisions of Sections 416(h)(2)(A) and (B) of the Code. In such case, a minimum accrued benefit shall be provided under the defined benefit plan for each Nonkey Employee covered under both plans equal to three percent (3%) of the Participant's average compensation for the five (5) consecutive years for which the Participant had the highest compensation, subject to a maximum of thirty percent (30%) of such compensation.


10.04   MINIMUM ALLOCATION REQUIREMENTS


        (a) The Company Contributions allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) of such Participant's compensation or the largest percentage of Company Contributions allocated on behalf of any Key Employee for that Plan Year, without, in either event, taking into consideration any contributions or benefits under Social Security or any similar legislation. The preceding provisions shall not apply to any Participant who was not employed by a Participating Employer on the last day of the Plan Year.


        (b) The minimum allocation in paragraph (a) shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because the Participant failed to complete at least one thousand (1,000) Hours of Service, the Participant's compensation was less than any stated amount, or the Participant failed to make mandatory contributions to the Plan. For purposes of computing the minimum allocation, compensation shall mean compensation as defined in Section 5.05(d) of the Plan. The minimum allocation above shall not apply to a Participant covered under another defined contribution plan of a Participating Employer if such Participant receives the minimum allocation under such other plan.


        (c) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Sections 411(a)(3)(B) or 411(a)- (3)(D) of the Code.


        (d) For Plan Years beginning prior to January 1, 1989, amounts contributed as Salary Reduction Contributions shall be counted toward the minimum allocation required by this Section 10.04.


10.05   MINIMUM VESTING REQUIREMENTS


        (a) For any Plan Year in which the Plan is Top-heavy, the Plan shall have the following vesting schedule:

                Years of Vesting Service        Vested Percentage
                ------------------------        -----------------

                      Less than 2                      0%
                           2                          20%
                           3                          40%
                           4                          60%
                           5                          80%
                       6 or more                     100%


        (b) The vesting schedule contained in paragraph (a) above shall apply to the Participant's total Company Contribution Account Balance, including that portion which was allocated prior to the Plan Year that the Plan became Top-heavy. However, such vesting schedule shall apply only to the extent that it provides more favorable vesting than Section 6.02.


        (c) A shift to the vesting schedule contained in paragraph (a) ( above shall be deemed to be an amendment to the vesting schedule contained in Section 6.02.


        (d) Anything to the contrary notwithstanding, this Section 10.05 shall not apply to any Participant who has not received credit for an Hour of Service after the Plan initially became Top-heavy.

                                   ARTICLE XI
                               MANAGEMENT OF FUNDS


11.01   APPOINTMENT OF TRUSTEE


        A Trustee shall be appointed by the Company to administer the Trust Fund. The Trustee shall serve at the pleasure of the Company and shall have the rights, powers, and duties set forth in the Trust Agreement. All assets of the Trust Fund shall be held, invested, and reinvested by the Trustee.


11.02   ASSETS OF TRUST


        All contributions under this Plan shall be paid to the Trustee and, except as provided in Section 11.03, all assets of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Participants, former Participants, and their Beneficiaries, and shall be used to pay benefits to such persons, or to pay expenses of administration of the Plan and Trust to the extent not paid by the Company or Participating Employer.


11.03   REVERSION OF COMPANY CONTRIBUTIONS


        At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries.


        Notwithstanding the above, contributions made by a Participating Employer may be returned to a Participating Employer in the following cases:

        (a) If a contribution is made by a Participating Employer by a mistake in fact, such contribution shall be returned to such Participating Employer within one (1) year after the payment of the contribution to the Trust Fund.


        (b) If a contribution is conditioned on initial qualification of the Plan under Section 410(a) of the Code, and if the Plan does not qualify, then such contribution shall be returned to the Participating Employer within one (1) year after the date of denial of qualification of the Plan.


        (c) If a contribution is conditioned upon the deductibility of the contribution under Section 404(a) of the Code, then, to the extent the deduction is disallowed, such a contribution shall be returned to the Participating Employer within one (1) year after the disallowance of the deduction if so requested by the Participating Employer.

                                  ARTICLE XII

                             ADMINISTRATION OF PLAN



12.01   PLAN ADMINISTRATOR


        The Company shall be the Plan Administrator. The Company may appoint one
        (1) or more persons to act as its agent or delegate to aid in carrying out its administrative duties.


12.02   RIGHTS, POWERS, AND DUTIES OF PLAN ADMINISTRATOR


        The Plan Administrator shall have such authority as may be necessary to discharge its responsibilities under the Plan, including the following rights, powers, and duties:


         (a) The Plan Administrator shall adopt rules governing its procedures not inconsistent herewith, and shall keep a permanent record of its meetings and actions. The Plan Administrator shall administer the Plan uniformly and consistently with respect to persons who are similarly situated. The Plan Administrator shall maintain the Accounts of Participants and Beneficiaries under the Plan or shall cause them to be maintained under its direction.


         (b) The Plan Administrator shall direct the Trustee in writing to make payments from the Trust Fund to persons who qualify for such payments hereunder. Such written order to the Trustee shall specify the name of the person, his address, and the amount and frequency of such payments.


         (c) The Plan Administrator shall not take action or direct the Trustee to take any action with respect to any of the benefits provided hereunder which would be discriminatory in favor of those Participants or Employees who are officers, shareholders, or highly compensated Employees of a Participating Employer.


         (d) The Plan Administrator shall have the sole responsibility for the administration of the Plan, and, except as herein expressly provided, the Plan Administrator shall have the exclusive right to interpret the provisions of the Plan and to determine any question arising hereunder or in connection with the administration of the Plan, including the remedying of any omission, inconsistency, or ambiguity, and its decision or action in respect thereof shall be conclusive and binding upon any and all Participants, former Participants, Beneficiaries, heirs, distributees, executors, administrators, and assigns, subject to the provisions of Article
              XIII. Any final determination by the Plan Administrator, including a final claims decision under Article XIII, shall be binding on all parties. If challenged in court, such determination shall not be subject to DE NOVO review.


        (e) The Plan Administrator may employ such counsel and agents in such clerical, medical, accounting, and other services as it may require in carrying out the provisions of the Plan.


        (f) Participants, former Participants, or their Beneficiaries shall be notified by the Plan Administrator of their right to receive benefits. The Plan Administrator shall establish a uniform procedure for such notification.


        (g) The Plan Administrator shall establish reasonable procedures to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order. Such procedures must be in writing, must provide for the prompt notification of each person specified in the order as being entitled to payment of benefits under the Plan, and must permit an Alternate Payee to designate a representative for receipt of copies of notices that are sent to the Alternate Payee with respect to a Domestic Relations Order.


        (h) The Plan Administrator may establish procedures which a Participant must follow in verifying maternity or paternity leave and the length thereof.

12.03   EXERCISE OF PLAN ADMINISTRATOR'S DUTIES


        The Plan Administrator shall discharge its duties solely in the interest of Participants, former Participants, and their Beneficiaries:


        (a) For the exclusive purposes of providing benefits to such Participants, former Participants, and Beneficiaries and, in the discretion of the Company, defraying reasonable expenses of Plan administration; and


        (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.


12.04   INDEMNIFICATION OF FIDUCIARIES


        The Participating Employers shall indemnify all officers or representatives of the Participating Employers and Employees assigned fiduciary responsibility under Federal law to the extent that such officers or representatives of the Participating Employers or Employees incur loss or damage which may result from such officers' or representatives' or Employees' duties, exercises of discretion under the Plan, or any other acts or omissions hereunder. Such duties, exercises of discretion, acts, or omissions shall not be indemnified by the Participating Employers in the event that such loss or damage is judicially determined or agreed by the officers or representatives of the Participating Employers or Employees to be due to their respective gross negligence or willful misconduct.


12.05   COMPENSATION


        Any individual acting as agent of the Plan Administrator shall serve without compensation for services as such, but all proper expenses incurred by the individual incident to the functioning of the Plan shall be paid by the Participating Employers.

                                  ARTICLE XIII
                               CLAIMS PROCEDURES



13.01   CLAIMS REVIEW


        Any Participant, former Participant, or Beneficiary of either who wishes to request a review of a claim for benefits or who wishes an explanation of a benefit or its denial may direct to the Plan Administrator a written request for such review. The Plan Administrator shall respond to the request by issuing a notice to the claimant as soon as possible but in no event later than ninety (90) days from the date of the request. This notice furnished by the Plan Administrator shall be written in a manner calculated to be understood by the claimant and shall include the following:


        (a)   The specific reason or reasons for any denial of benefits;


        (b)   The specific Plan provisions on which any denial is based;


        (c) A description of any further material or information which is necessary for the claimant to perfect his claim and an explanation of why the material or information is needed; and


        (d)   An explanation of the Plan's claim appeals procedure.


        If the claimant does not respond to the notice, posted by first-class mail to the address of record of the Plan Administrator, within sixty
        (60) days from the posting of the notice, the claimant shall be considered satisfied in all respects. If the Plan Administrator fails to respond to the claimant's written request for review within ninety (90) days of its receipt, the claimant shall be entitled to proceed to the claim appeals procedure described in Section 13.02.


13.02   APPEALS PROCEDURE


        In the event that the claimant wishes to appeal the claim review denial, the claimant or his duly authorized representative shall submit to the Plan Administrator, within sixty (60) days of the posting of the notice, a written notification of appeal of the claim denial. The notification of appeal of the claim denial shall permit the claimant or his duly authorized representative to utilize the following formal claim review procedures:


        (a)   To review pertinent documents; and


        (b) To submit issues and comments in writing to which the Plan Administrator shall respond.


        The Plan Administrator shall furnish a written decision on the appeal no later than sixty (60) days after receipt of the notification of appeal, unless special circumstances require an extension of the time for processing the appeal. In no event, however, shall the Plan Administrator respond later than one hundred twenty (120) days after a request for a formal review. The decision on the appeal shall be in writing and shall include specific reasons for the decision, and shall be written in a manner calculated to be understood by the claimant and contain specific reference to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE XIV
                           AMENDMENT AND TERMINATION



14.01   TERMINATION


        (a) It is the expectation of the Company and each Participating Employer that it shall continue this Plan and the payment of contributions hereunder indefinitely, but the continuation of the Plan is not assumed as a contractual obligation of the Company or of any Participating Employer, and the right is reserved by the Company and each Participating Employer at any time to permanently discontinue its contributions hereunder. In the event that the Plan is terminated in whole or in part or if contributions by the Company or any Participating Employer are permanently discontinued, the interest of all affected Participants shall be fully vested and nonforfeitable.


        (b) This Plan may be terminated by the Company at any time when, in its judgment, business, financial, or other good causes make such termination necessary. In addition, each Participating Employer may terminate the Plan with respect to its Employees at any time. Any such termination shall become effective upon the execution and delivery by the Company or Participating Employer to the Trustee of a written instrument signed on its behalf by its authorized representative and. stating the fact that the Plan is terminated.


        (c) Upon complete termination of the Plan, further payment of Company Contributions to the Trust shall cease. Upon termination of the Plan with respect to a Participating Employer, further payment of that Participating Employer's contributions to the Trust shall cease. The Plan Administrator shall notify each affected Participant of the termination of the Plan. Each affected Participant shall be entitled to receive the entire amount of his Account Balances and the Trustee shall make payment to each such Participant of such amount.


14.02   RIGHT TO AMEND, MODIFY, CHANGE, OR REVISE PLAN


        The Company, by appropriate action, may at any time and from time to time amend, modify, change, or revise this Plan in whole or in part by notice thereof in writing delivered to the Trustee, and each Participating Employer shall be bound thereby; provided, however:


        (a) That no amendment shall have the effect of vesting in the Company or any Participating Employer any interest in or control of any funds, securities, or other property subject to the terms of the Trust;


        (b) That no amendment shall authorize or permit at any time any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries, except as provided in
              Section 11.03;


        (c) That no amendment shall have any retroactive effect as to deprive any Participant, former Participant, or Beneficiary of any benefit already accrued, save only that no amendment made in conformance with the provisions of the Code or any other statute relating to employees' trusts, or of any official regulation or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any Participant or Beneficiary; and

        (d) That no amendment shall eliminate an optional form of benefit or decrease an Account Balance.


14.03   MERGER AND CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS


        In the case of any merger or consolidation with or transfer of assets and liabilities to any other plan, provisions shall be made so that each Participant in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer (if the Plan had terminated).

                                   ARTICLE XV
                                 MISCELLANEOUS



15.01   NO CONTRACT OF EMPLOYMENT


        Nothing herein contained shall be construed to constitute a contract of employment between a Participating Employer and any Employee. The employment records of the Participating Employer and the Trustee's records shall be final and binding upon all Employees as to liability and participation.


15.02  RESTRICTIONS UPON ASSIGNMENTS AND CREDITORS' CLAIMS


        No interest of any person or entity in or right to receive distributions from the Trust Fund shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind, nor may any such interest or right to receive distributions be taken, either voluntarily or involuntarily, for the satisfaction of the debts of or other obligations or claims against such person or entity. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order unless such order is determined to be a Qualified Domestic Relations Order. A Domestic Relations Order entered before January 1, 1985 shall be treated as a Qualified Domestic Relations Order if payment of benefits pursuant to the order has commenced as of such date and may be treated as a Qualified Domestic Relations Order if payment of benefits has not commenced as of such date, even though the order does not satisfy the requirements of Section 414(p) of the Code.

15.03   RESTRICTION OF CLAIMS AGAINST TRUST


        The Trust under this Plan and the Trust Agreement from its inception shall be a separate entity aside and apart from the Company and each Participating Employer and its assets. The Trust and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of the Company or any Participating Employer. Neither the establishment of the Trust, the modification thereof, the creation of any fund or account, nor the payment of any benefits shall be construed as giving any Participant or any other person whomsoever any legal or equitable rights against the Company, any other Participating Employer, or the Trustee unless the same shall be specifically provided for in this Plan.


15.04   BENEFITS PAYABLE BY TRUST


        All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Company and the Participating Employers do not assume any liability or responsibility therefor.


15.05   SUCCESSOR TO COMPANY


        In the event that any successor to the Company or Participating Employer, by merger, consolidation, purchase, or otherwise, shall elect to adopt the Plan, such successor shall be substituted hereunder for the Company or for such Participating Employer upon filing in writing with the Trustee of its election to do so.


15.06   APPLICABLE LAW


        The Plan shall be construed and administered in accordance with ERISA and with the laws of the Commonwealth of Delaware, to the extent that such laws are not preempted by ERISA.

15.07   DATA


        It shall be a condition precedent to the payment of all benefits under the Plan that each Participant and surviving spouse must furnish to the Plan Administrator such documents, evidence, or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan, or to protect the Company, the Participating Employers, or the Trustee.


15.08   INTERNAL REVENUE SERVICE APPROVAL


        This Plan shall be effective as of the aforementioned Effective Date, provided that the Company shall obtain a favorable determination letter from the Internal Revenue Service that this Plan and the related Trust Agreement qualify under Sections 401(a) and 501(a) of the Code. Any modification or amendment of this Plan may be made retroactive as necessary or appropriate in order to secure or maintain such qualification.

                                FIRST AMENDMENT
                                       TO
                         WERNER HOLDING CO. (DE), INC.
                             EMPLOYEE SAVINGS PLAN


WHEREAS, effective January 1, 1991, Werner Holding Co. (DE), Inc. (the "Company") adopted the Werner Holding Co. (DE), Inc. Employee Savings P1 an (the "Plan") for the exclusive benefit of its eligible employees; and

WHEREAS, the Company has reserved the right to amend the Plan; and

WHEREAS, pursuant to the authority reserved to the Corn 14.02 of the Plan, the Company desires to amend the Plan to comply with the Tax Reform Act of 1986, as amended, and certain other legislation.

NOW, THEREFORE, the Company hereby amends the Plan as follows, effective as specified herein:

        1.    Effective January 1, 1994, the definition of Compensation in
              Article I is amended in its entirety to read as follows:

              COMPENSATION means the total amount of cash compensation paid to an Employee by the Participating Employer in a Plan Year for Federal income tax purposes, including commissions, bonuses, overtime, and amounts deferred under a salary reduction agreement pursuant to Section 401(K) or Section 125 of the Code, but excluding any other extraordinary remuneration. If an Employee becomes a Participant during a Plan Year, his Compensation in such Plan Year, for purposes of determining the amount of the Company Contributions contributed on his behalf pursuant to Section 4.04 of the Plan, shall be his Compensation for the full Plan Year multiplied by a fraction, the numerator of which shall be his months of Plan participation and the denominator of which shall be twelve (12). For all other purposes, if an Employee becomes a Participant during a Plan Year, his Compensation shall be his Compensation for the full Plan Year. Effective for Plan Years beginning January 1, 1989 and thereafter, excess of two hundred thousand dollars ($200,000) shall be disregarded.

              In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994 the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA 93 annual compensation limit. The OBRA '93 annual compensation limit is one hundred fifty thousand dollars ($150,000), as adjusted by the Commissioner for increases in the cost-of-living in accordance with Section 401(a)(l7)(B)of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12). For Plan Years beginning on or after January 1 1994, any reference in this Plan to the limitation under
              Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 41 4(q)(6)of the Code relating to the treatment of certain family members shall apply, except that in applying such rules the term "family" shall include only the spouse of die Participant and an lineal descendants of the Participant who have not attained age nineteen (19) before the close of the Plan Year. If; as a result of the application of such rules, the adjusted one hundred fifty thousand dollar ($150,000) limitation is exceeded, then the limitation shall be prorated among the affected Participants in proportion to each such Participant's Compensation, as determined this provision prior to the application of this limitation.

              For purposes of the limitation on allocations under Code Section 415, Compensation is further defined in Section 5.05 of the Plan.

        2. Effective January 1, 1991, the last paragraph (i) under the definition of PRIOR PLAN in Article I shall be deleted.

        3. Effective January 1, 1991 Section 5.05(d) is amended in its entirety and a new Section 5.05(e) is added to read as follows:

              (d) Inclusions. Solely for the purpose of applying the limitations of Section 5.05, the compensation of a Participant includes:

                      (1) A Participant's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Participating Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances);

                      (2) In the case of a Participant who is an employee within the meaning of Section 401(c)(1) of the Code and the regulations thereunder the participant's earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder);

                      (3) Amounts described in Sections 104(a)(3), 105(a), and 105(11) of the Code, but only to the extent these amounts are includable in the gross income of the Participant;

                      (4) Amounts paid or reimbursed by the Participating Employer or moving expenses incurred by a Participant, but only to the extent that these amounts are not deductible by the Participant under
                            Section 217 of the Code;

                      (5) The value of a nonqualified stock option granted to a Participant by the Participating Employer, but only to the extent that the value of the option is includable in the gross income of the Participant or the taxable year in which granted; and

                      (6) The amount includable in the gross income of a upon making the election described in Section 83(b) of the


              (e) Exclusions from compensation. Solely for the purpose of applying the limitations of Section 5.05, the compensation of a Participant excludes:

                      (1) Employer contributions to a plan of deferred compensation which are not included in the Participant's gross income for the taxable year in which contributed, Employer contributions under a simplified employee pension plan to the extent such contributions are excluded from the Participant's gross income, or any distributions from a plan of deferred compensation;

                      (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to substantial risk of forfeiture;

                      (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

                      (4) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Participant).

        4. Effective January 1, 1993, a new Section 7.07 is added at the end of Article VII to read as follows:

                    7.07    DIRECT ROLLOVERS

                            This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                            For purposes of this Section 7.07, the following definitions apply:

                            (a) ELIGIBLE ROLLOVER DISTRIBUTION: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one (1) of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401 (a)(9) of the is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                            (b)   ELIGIBLE RETIREMENT PLAN: An Eligible
                                  Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in
                                  Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                            (c)   DISTRIBUTEE: A Distributee includes an
                                  Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                            (d) DIRECT ROLLOVER: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

        5. Effective January 1, 1994, Sections 8.03(c)(1) and 8.03(c)(3) are amended to read as follows:

                    (1) Expenses for medical care described in Code Section 213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the employee (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d);

                    (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, or the Participants spouse, children, or dependents (as defined in Code
                            Section 152).

               SECOND AMENDMENT TO WERNER HOLDING CO. (DE), INC.
                             EMPLOYEE SAVINGS PLAN



        WHEREAS, effective January 1, 1991, Werner Holding Co. (DE), Inc., (the "Company") adopted the Werner Holding Co. (DE), Inc. Employee Savings Plan (the "Plan") for the exclusive benefit of its eligible employees and the eligible employees of participating affiliates; and

        WHEREAS, the Company has reserved the right to amend the Plan; and

        WHEREAS, pursuant to the authority reserved to the Company in Section
14.02 of the Plan, the Company desires to amend the Plan to provide for one hundred percent vesting under certain specified circumstances.

        NOW, THEREFORE, the Company hereby amends the Plan as follows, effective as specified herein:

        1. Effective January 1, 1996, a new sentence shall be added to the end of Section 6.01, to read as follows:


                      Notwithstanding the foregoing, any Participant who is an active Employee of Florida Ladder Company on January 1, 1996 shall have a fully vested, nonforfeitable interest in his Company Contribution Account on such date (regardless of the number of completed Years of Vesting Service); provided, however that this provision shall not apply to any such Participant who is a "highly compensated Employee" on such date.